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REGISTERED
[LOGO]


 BARON FUNDS

BATMAN........................................................................1
WHAT DOES 9.11 MEAN...........................................................1
2001 INVESTMENT CONFERENCE ...................................................2
RECENT ARTICLES...............................................................4


1    BARON ASSET FUND

PERFORMANCE...................................................................6
PORTFOLIO STRUCTURE...........................................................8
STRATEGIC MISTAKES............................................................8
2001 DIVIDEND.................................................................9


2    BARON GROWTH FUND

PERFORMANCE..................................................................10
NEW INVESTMENTS..............................................................12

3   BARON SMALL CAP FUND

PERFORMANCE..................................................................13
PORTFOLIO COMPOSITION AND KEY HOLDINGS ......................................14
SEPTEMBER QUARTER REVIEW ....................................................16


4   BARON iOPPORTUNITY FUND

PERFORMANCE AND OVERVIEW ....................................................17
RECENT DEVELOPMENTS..........................................................17
CONCLUSION...................................................................20

FINANCIALS ................................................................. 21

SPEECHES ..............................................................ADDENDA


767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com

                                                     This Annual Report contains
                                                      information for four funds

                                  BARON FUNDS
--------------------------------------------------------------------------------

ANNUAL REPORT                                                SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

Dear Baron Funds Shareholder:

BATMAN: "REMEMBER, GOOD, EVEN THOUGH IT'S SOMETIMES SIDETRACKED, ALWAYS,
REPEAT: ALWAYS, TRIUMPHS OVER EVIL."
--------------------------------------------------------------------------------
With the United States' geographic isolation, our government had long ignored terror elsewhere. No longer. It doesn't matter whether terrorist attacks occur in the United States...the United Kingdom... Rome...Israel...Beirut or
anywhere else. The United States will no longer look away when IRA bombs explode in London; when terrorists blow up cafes in Paris; when terrorist nations threaten with germs or nuclear weapons; or when Palestinian terrorists murder dozens of innocent women and children waiting on a corner for a bus.
 ...or open fire on a passenger bus killing more dozens of innocents. ...or strap bombs to themselves and kill innocent Israeli teenagers eating pizza slices in a Sbarro's. ...or dancing in a disco. Winston Churchill's words to his nation nearly a half century ago are especially relevant in our war with those who would try to change our lives through fear. "...What is our aim?
 ...Victory. Victory at all costs, victory in spite of all terror, victory however long and hard the road may be: for, without victory, there is no survival."


WHAT DOES 9.11 MEAN FOR OUR ECONOMY...AND OUR INVESTMENTS?
--------------------------------------------------------------------------------
Before the atrocities on that date, the United States and other western nations were mired in late stages of recession. The horrific events of 9.11 probably delayed the United States' recovery six to nine months. But, we are certain, recovery, as it has five times since I became a securities analyst in 1970, will come.

                                     [PHOTO]

                              Ron Baron, Chairman

With so many stocks cheap after a nearly two year bear market...only two other bear markets have lasted this long in the past seventy years...1930-31 and 1973-74...and in both prior instances stocks performed very well the next year...we're bullish. Stimulative government fiscal and monetary policies...and wartime spending...will help boost business' profits. We think most businesses will quickly adapt their costs to current prospects and soon begin to grow profits again. Although we're really not trying to predict what "the market" is going to do, or precisely when the economy will begin to expand again, there's plenty of money to push share prices higher when confidence improves. Percentages of individuals' assets held in money funds are nearly 50% above levels prevailing during most of the past decade, i.e., 18% of mutual fund assets vs a more normal 12%. Money fund assets are the highest relative to fund assets since 1991. At $2.3 trillion, money fund assets are the most ever! "Person on the street" investor sentiment is also more favorable than it has been for

BARON FUNDS
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quite awhile, which should also help. Most market commentators think individual investors never "get it right" and bet against them. We respectfully disagree and think that at market bottoms, individuals are often more prescient than professional investors. Most individuals know when they're getting a good deal on a sweater, a vacation, a refrigerator or a car. We think they also know when stocks are bargain priced. At a conference for Fidelity's high net worth customers in Denver in late October, the moderator of the panel in which I was a participant asked the audience whether they thought the market would be higher or lower in six months. I was surprised when an overwhelming majority, maybe 80-90%, raised their hands to vote that they thought the market would be higher...despite overwhelming pessimism at the time among professional investors! My first ski instructor, who taught me to ski about ten years ago, recently called me. She's now a doctor at NIH in Washington. "I've never invested in stocks before. But, this seems like a good time to get started. I don't have very much money. Can you help me?"

The improvement in stock prices since the end of September coincides with progress in Afghanistan. Share prices are likely to trade at lower than normal multiples for awhile due to uncertainties, i.e., there are likely to be further difficult campaigns against terror in other locales after we win in Afghanistan. However, we, too, believe the tragic events in September marked a bottom in both economic activity and stock prices.

"...A MILLION BARREL A DAY REDUCTION IN OIL PRODUCTION BY OPEC WOULD BE A
JOKE..."
--------------------------------------------------------------------------------
In early November, a Saudi oil minister noted that "a million barrel a day reduction in oil production by OPEC would be a joke..." That remark was in his quest to first stabilize oil prices and then boost prices to at least $22 to $25 per barrel. This despite the fact that higher oil prices would make it more difficult for western economies to recover from recession. Further, the Saudis apparently did not readily cooperate with the United States by offering us intelligence to help find and stop financial support for terror organizations. 15 of the 19 hijackers were Saudi citizens...and support for terrorists is believed to come from wealthy Saudis. The Saudi princes hold power with the support of the United States' military. About 5,000 princes in that desert kingdom "earn" collectively tens of millions every day while millions of their subjects earn hundreds or a few thousands of dollars per year. This while the princes and other leaders of repressive regimes in that region hold billions in Swiss banks "just in case."

At the least, we expect oil states to be more responsive to the needs of their important customers, to no longer try to extort those nations in their times of need. Or, the consuming nations will, just as they have throughout history, dictate the prices for the essential commodities they need to sustain their economies. Stable and lower energy prices will help world economies.

IT'S NOT JUST STOCKS THAT ARE ON SALE...
--------------------------------------------------------------------------------
The stock market decline in 2000-01 has been the worst since 1973-74. Many averages have fallen 20-30%; the NASDAQ declined twice that amount; and many stocks fell 70-80% or more. ...with innumerable bankruptcies in previously high flying Internet and communications businesses. And, it's not just stocks that are on sale. "No way am I flying ANYWHERE!" remarked our senior trader, David Schneider, shortly after September 11. "Did you know that you can now fly to Paris free? It's a special promotion paid for by hotels in that city to boost tourism." I told him in mock seriousness. "How do I sign up?" David immediately responded...for real. And, the response by consumers to deals of all sorts, like David's to cheap air tickets, has been the same..."how do I sign up?" When U.S. auto manufacturers offered no-interest loans to purchase cars in October, sales surged. When airlines offered promotional fares, flying increased sharply. When New York stores offer store-wide 20-30% off sales, sales that are "real," sales surge. Last weekend there were lines to get into the flagship Polo store on 72nd Street in New York in response to an unannounced 20% off sale! When you travel, make sure you ask your hotel or resort for a deal. You won't offend. Everyone is getting deals now. And most don't expect to get them again. It's the same with New York City luxury co-ops, second homes, costs of construction, analyst salaries... They're all significantly lower than two years ago. We expect demand for all to again increase. We don't think our economy...and our stocks...will remain on sale for long. But, they are now. We think sales...and the low cost of money... are going to boost business...and share prices...in the short term. It's already working.

2000 ATTEND TENTH ANNUAL BARON "KICK THE TIRES" 2001 INVESTMENT CONFERENCE. BARON PORTFOLIO MANAGERS, EXECUTIVES OF FUNDS' INVESTMENTS SPEAK ABOUT PROSPECTS; JERRY SEINFELD SURPRISE ENTERTAINER
--------------------------------------------------------------------------------
Despite fear of flying, to paraphrase a '60's book title, about a third of our guests this year did so. Despite continuing terror threats and anthrax fears. We


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think America is getting our Mayor's message that "so much is happening in this great city, you'd have to be crazy to stay away." Our shareholders traveled from at least 40 states including California, Arizona, Florida, New Mexico and Texas and many other distant locales. Individuals for whom we manage from $2000 to more than $200 million attended. We feel like we did our part to help New York. Cool new t.v. ads featuring quintessential New Yorkers will do more. Baseball fan Henry Kissinger running the bases in Yankee Stadium and sliding into home plate headfirst in a business suit with a groundskeeper yelling, "Hey, what are you doing? Get out of here!" Dr. Kissinger then dusts himself off asking, "Derek who?" Yogi Berra vigorously conducting the New York Philharmonic and then exclaiming, to loud applause, "Who is this Phil Harmonic guy anyway?" Woody Allen gracefully pirouetting on skates in Central Park claiming, "I've only had one lesson." Billy Crystal and Robert DeNiro arguing over who should be the turkey and who should be the pilgrim in the city's annual Thanksgiving Day parade. I love New York. You will too. Visit us.

Susan Robbins, our healthcare and education analyst, introduced our first speaker, DeVry's President and COO, Harley motorcycle rider, and one of my favorite executives, Ron Taylor. "I am the first Baron employee," Susan began. "I've worked for Ron for 26 years. He hired me when I was four." (Which, if you met her, you'd almost believe.) Ron Taylor then described DeVry's growth prospects: more campuses, more students enrolled in existing campuses, more programs in existing schools, higher tuition, strategic acquisitions like Becker Conveiser, the leading CPA preparation business and, the leading CFA preparation business, and, of course, on-line. Ron showed our shareholders the dramatic appreciation achieved in DeVry's stock market value since 1990 when "Ron and Susan first invested," more than 30 fold appreciation, and promised a lot more. Ron Taylor was a speaker in 1992 at our first annual conference.

Mitch Rubin has worked for us for seven years. Mitch is a Harvard trained lawyer. Not only is he the manager for Baron iOpportunity Fund, but he is also the lead analyst on a number of retail, lodging and real estate investments. Mitch discovered Extended Stay of America and has followed the business with me since its initial public offering. Extended Stay then had just two hotels. It currently owns 400 hotels, has $300 million annual cash flow, is growing more rapidly than any other public hotel company and is selling at about half the price when it first went public, and a lot less than the value of its current properties! Mitch introduced George Johnson, the company's President and COO, and one of Blockbuster Video's founders. In his deep Southern drawl, George announced that he "works for no salary, I don't need it. I'm working for the same thing that all our shareholders want, a higher value to our business and a higher stock price. We offer great value to 'road warriors,' salesmen and women. The sales tax I paid on my room last night at the St. Regis in New York is more than the average daily rate we charge our guests."

Andrew Peck, our special situation analyst, has worked for Baron Capital since he graduated Stanford Law and Stanford Business Schools simultaneously four years ago...after receiving his undergraduate degree from Yale. He had previously worked for me during his last summer in school. Andrew works closely with me on a number of our Funds' investments, including Libbey Glass. To show his dedication, Andrew has visited Libbey's joint venture glass plant, not air conditioned, in Mexico... during the summer. Ditto for its plant in Cleveland at the same time of year. Andrew introduced John Meier, the Chairman and CEO of Libbey Glass. John first, flattering us, noted that as the chairman of a publicly owned business, he has visited with "hundreds of portfolio managers and analysts. But, I have invested in only one fund in addition to my shareholdings in Libbey Glass... Baron Asset Fund. These guys are surgeons!" John, grew up in Broadway Joe Namath's home town of Beaver Falls, Pennsylvania, but is a few years younger than the former Jet's star. John also starred as a quarterback on his high school football team, and established a number of records, although many of those records were not records most athletes would want, i.e., most interceptions. John described the competitive advantages of his foodservice glass business, his company's strong, mass merchant, retail glass business and Libbey's growth prospects. He also spoke about acquisitions, including Libbey's pending purchase of Anchor Hocking, which can be run more efficiently using Libbey technology, and acquisitions which will broaden Libbey's product offerings to its foodservice customers. Libbey should benefit from lower energy costs, lower labor costs and significant savings from the use of its new technologies. $800 million annual sales are targeted in four years from $465 million in the current year. Not too bad for a business now valued by stock investors for about ten times current year earnings!

Cliff Greenberg then introduced Krispy Kreme's chairman Scott Livengood. I have known Cliff for eighteen years, nearly his entire career on Wall Street... if you don't count the time he worked for his uncle during college summers on the floor of the New York Stock Exchange as a specialist's assistant. Cliff is a graduate of Columbia Law School

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and has worked at Baron Capital for about five years. Scott made an extraordinary effort to speak to us this year arriving that morning shortly before his talk. He was co-chair of an event honoring Henry Aaron in Atlanta the night before. Scott didn't disappoint. In addition to bringing thousands of donuts with him, the donuts actually just met him here, Scott showed video clips of patrons waiting anxiously in long lines for new Krispy Kreme stores to open. Traffic jams...news show reports...and, in one instance, a visit by a helicopter pilot...captured the frenzy associated with these openings. And, of course, the very profitable growth associated with these stores. Scott complemented Cliff's and Stefan's work and analysis for finding and investing in this company...to our good fortune...when many others missed the opportunity. We've already more than tripled our money in Krispy Kreme during the past two years...and we think there's a lot more to come.

New York born and bred entertainers Billy Joel and Neil Diamond rocked the last two Baron conferences. Several months ago, I decided it might be better to laugh than sing this year and convinced New York born and bred Jerry Seinfeld to agree to entertain our shareholders at the Tenth Annual Baron Conference.

I introduced Jerry and told how we first met more than fifteen years ago. "My cousin Cliffy grew up in Massapequa, Long Island. He's now a doctor in Portland, Oregon. More than fifteen years ago, Cliff stayed with Judy and me in New York for five or six weeks to take some courses at New York University Medical School. One Friday he announced that his best friend from high school was going to perform that evening at the Comedy Club. Would I like to go? I begged off. "Could I bring my friend back afterwards?" Cliff asked. "Sure." A little after midnight Cliff and his friend...Jerry Seinfeld...showed up. We talked and laughed for a couple of hours. "Well, what did you think?" Cliff wanted to know after his aspiring comic friend left. "Well, I thought he was very funny, but I don't think there are a lot of people out there who are going to like the humor of a skinny Jewish kid from Long Island. I think he's going to have a tough time," I remarked perceptively.

"How do all you people out there feel, with your financial lives in the hands of this man who didn't see the potential in me...but likes THE DONUT! Wait until Ron finds out about pizza!" Jerry teased. But, he's obviously missed it. We've already discovered pizza! Baron Growth and Baron Small Cap are investors in California Pizza Kitchen!

"It's illegal to fly a kite in Afghanistan. I think the Taliban is afraid they might discover electricity," Jerry commented. After briefly noting my cousin's coffee addiction, Jerry's dialogue was then wide ranging commentary on contemporary mores. Jerry's stories about advertising, dating, weddings, marriage, wives, language, family, babies and friends were constantly interrupted by applause and pealing laughter...because they were obviously so on target. Which was confirmed by our guests' comments as they were leaving, the phone calls Judy and I received that night from friends and the e-mails and calls we received over the following days. I was clearly right in my assessment that laughter was what we needed this year.

My Aunt Bea, Cliffy's mom, rarely attends these conferences. She did this time, traveling from Florida to do so, which I teasingly mentioned during my introduction of Jerry. I missed seeing Aunt Bea after the conference. When I later asked her why she told me, "I was in the ladies lounge when one of the women there said, 'Aren't you Aunt Bea?'" All the stalls then opened and she was surrounded by hordes of attendees asking questions. "Uncle Sam was so embarrassed by all the women following me from the lounge, he made me leave."

CALL, VISIT OR E-MAIL FOR YOUR COMPLIMENTARY BARON 2001 CONFERENCE T-SHIRT
--------------------------------------------------------------------------------
At the conclusion of our conference this year, as has been our tradition for the past ten years, we gave each of our shareholder guests a complimentary
Baron Funds 2001 t-shirt. This year, keeping with the conference's old-fashioned, "back to basics" theme, the shirt features a colorful rendering of the Brooklyn Dodgers' Ebbets Field by artist Howard Newman. The shirt is also autographed by our featured entertainer, Jerry Seinfeld, as well as by Liza Minelli (not an imitator!) who introduced the afternoon session singing "New York, New York" and received a rousing and heartfelt ovation. Our t-shirt was once again designed by me and we all think it is one of our coolest yet. If all else fails, a second career as a t-shirt designer beckons. If you'd like a complimentary party favor shirt, please call us at 1-800-99-BARON or visit us at baronfunds.com or e-mail us at info@baronfunds.com. By the way, we still have about 200 medium and small size Lichtenstein American flag Baron 2000 t-shirts autographed by Neil Diamond, our entertainer last year. If you'd like one, please let us know.

RECENT ARTICLES
--------------------------------------------------------------------------------
A number of articles about our Funds have appeared in recent financial news publications. In August, The Wall Street Journal featured a lengthy article, "Live and Learn: Baron Gains by Letting Go." The writer describes Baron Funds' recent relatively good performance and very strong long term performance record. The Fund's record, of course,


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BARON FUNDS
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was built by investing for the long term in businesses. The writer notes that we could have done still better if, as I wrote in our last letter, I had learned sooner the lesson of 2000-2001, "Don't forget to sell." Investors Business Daily in early October wrote about "Baron Growth a Buyer Once Market Reopened." The article noted that our A+ ranked, small cap Growth Fund added to its holdings of hotel and resorts at depressed prices after the terrorist attacks. The Miami Herald earlier this summer wrote about opportunities Baron iOpportunity Fund found in cable, wireless and travel. The interview with Mitch focused on our fundamental, research driven approach to selecting investments. In early November, The New York Times featured a really neat article about Cliff and Baron Small Cap Fund, "Investing with Clifford Greenberg, Baron Small Cap Fund." According to the article, Cliff spends much of his time talking to the fast growing businesses in which he invests to be certain their businesses are developing as he expects. Following basic precepts that we all follow Cliff notes that, "I buy industries and businesses that I can understand." One of the things I thought especially fun was reading the Sunday Times and discovering that article which I did not know was coming. Analysts at several mutual fund researchers, including the best known, Morningstar.com, have also recently visited us. We regard their commentary as thoughtful. We think many of these articles and fund analyses describe aspects of our funds well. If you'd like a list of other recent articles about our Funds, please call us at 1-800-99-BARON or visit baronfunds.com or e-mail us at info@baronfunds.com.

THANK YOU FOR INVESTING IN BARON FUNDS
--------------------------------------------------------------------------------
We recognize that for most individuals deciding how to invest your hard earned savings, even whether to invest your hard earned savings, to fund your children's education, a new home or your retirement is a very difficult decision. It has become even more so due to the ongoing U.S. recession and the "bear market" of the past eighteen months.

We hope our shareholder letters and annual investment conferences have made it easier for you to determine if Baron Funds continues to be an attractive and appropriate investment for you and your family.

Our goal is to have individual investors think of our Funds as offering an opportunity to invest for the long term in growth businesses at attractive prices. ...and, of course, to be important contributors to their annual asset growth and, as such, as an important part of their investment portfolio.

We want to thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence. Again, thank you for your strong support.


Sincerely,


/s/ RONALD BARON

Ronald Baron
Chairman and CEO

November 26, 2001


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REGISTERED
[LOGO]


1    BARON ASSET FUND

PERFORMANCE...................................................................6
PORTFOLIO STRUCTURE...........................................................8
STRATEGIC MISTAKES............................................................8
2001 DIVIDEND.................................................................9


767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com


                                BARON ASSET FUND
--------------------------------------------------------------------------------

ANNUAL REPORT                                                SEPTEMBER 30, 2001

                               [PHOTO RON BARON]

                          Ron Baron, Portfolio Manager

DEAR BARON ASSET FUND SHAREHOLDER:
--------------------------------------------------------------------------------
This Baron Asset Fund shareholder letter is abbreviated, because we have included as addenda to this letter the speeches Cliff, Mitch and I presented at the tenth annual Baron Investment Conference on October 19. I decided to include the speeches since I believe the investment precepts we then presented are relevant for this report. And, considering the length of those speeches, even though they include many illustrative slides which should make the speeches more readable, I believe it would not be realistic to expect our shareholders to read both the speeches and our normal letters. The shareholder letters will return to their normal format in our next report.

PERFORMANCE
--------------------------------------------------------------------------------
GROWTH STOCKS AT VALUE PRICES

The largest losses we incurred, on a percentage basis, this fiscal year were in businesses in which the Fund invested years ago when they were value priced, undiscovered, small businesses with BIG growth prospects. Charles Schwab. Sotheby's. Robert Half. Four Seasons. Dollar Tree. These businesses, during the past several years, became better known as they grew rapidly and became larger businesses. And, more highly valued. But, during the current recession, these businesses stopped growing. Their stock prices, then premium priced to slower growing businesses, fell sharply. Shares of these businesses are again value priced and, again, in our opinion, have very strong growth prospects.

Capital investment requirements of these businesses are now limited. And, the capital investment that is required offers very high potential returns. Finally, competition for all these businesses has been significantly reduced by the recession.

CHARLES SCHWAB has cut its annual operating expenses by hundreds of millions of dollars per year; Schwab continues to attract strong customer asset flows; and Schwab's newest initiative to provide its customers with fee based advice offers the enticing possibility of increasing its revenue yield per dollar of client assets. Schwab could earn at least $.50-.60 per share in 2002 and $2.50-3.00 per share in four or five years. Its share price could triple or quadruple by then.

SOTHEBY'S has weathered a significant price fixing scandal, greatly increased competition and a difficult economy, all during the past two years. Whew! Its chief executive officer and chairman both resigned more than a year ago. Its chairman, now on trial accused of instigating the price fixing, has already paid personally nearly 80% of the legal penalties assessed against Sotheby's. The trial should conclude within the next couple of weeks. Regardless of whether Sotheby's ex-chairman is found guilty or acquitted, we think the company will soon be sold. An offer of nearly $47 per share was apparently rejected two years ago. Interest to purchase the company was strong at prices nearly 65% higher than current levels only three months ago. Further, competition should soon diminish. Phillips probably lost $80-100 million on its last sale alone raising the question of how much longer it will allow its now significant losses to persist. It would certainly be a reasonable strategy

BARON ASSET FUND
--------------------------------------------------------------------------------

for the owner of Phillips to close that business and instead purchase Sotheby's. The elimination of Phillips losses would be more than enough to pay for Sotheby's at currently depressed prices even if Sotheby's only broke even. But, of course, Sotheby's auctions offer the opportunity to earn hundreds of millions per year and financial services opportunities could earn even more.

ROBERT HALF two years ago had problems finding enough employees to fill available temporary professional jobs. No longer. Robert Half now has problems finding enough jobs for its temporary financial executives. But, this is the ideal time in the economic cycle for Robert Half. Businesses that just finished laying off employees are not anxious to turn around and immediately hire them back. They're too scared to do so. So, when business picks up and they're lean and mean they'll hire temps for a while. And, if they have a good experience, they'll hire temps for quite a while. We originally thought Robert Half could earn $1.20 per share in 2001 and double those earnings in the next three years. This year they could probably earn about two thirds or less of that amount and the $2.40 earnings will have to wait another three or four years. But, by then we expect Robert Half's shares to more than double in price. The company's share price has been increasing sharply since the end of September.

Our healthcare and education investments were "no-brainers" in 2001. With the population of aging individuals increasing much more rapidly than the population as a whole and reimbursement improved, profits for healthcare businesses have been increasing sharply despite the recession. As have their stocks. Ditto for education businesses. High school graduates can't easily get jobs in our high tech economy without post secondary education. With for-profits schools increasing the number of campuses, the courses they offer, the prices for their services and their profits, it is no wonder that these shares increased sharply in price last year. With those trends expected to continue, we expect our healthcare and education investments to continue to perform well in 2002.

We also expect that CHOICEPOINT, the leading database provider of information about our citizens to businesses, government and individuals, will accelerate its growth due to recent circumstances. We think it not surprising that following the 9.11 attacks, when nearly every stock was falling in price, ChoicePoint's share price was increasing! That is because issues of privacy, which were in the forefront only recently, have receded as the government and U.S. businesses now need to know more about us to insure our security. Although we have nearly tripled our money in ChoicePoint during the past three years, we had expected to more than double our money again in ChoicePoint during the next four years. We now think that objective could be quite conservative...maybe by 50%!

LUXURY GOODS, TRAVEL AND ENTERTAINMENT WILL REBOUND
--------------------------------------------------------------------------------
"We're in the business of selling you what you don't need," Ralph Lauren, POLO RALPH LAUREN's chairman, once remarked to me. And the same could obviously be said of goods you purchase at Sotheby's auctions. You could clearly do without them. For a while, anyway. At a meeting in early October in San Francisco with a large apparel business for whom we manage money they noted that their retail business was recovering sharply after 9.11. "Americans' propensity


                            PERFORMANCE FOR THE YEAR
                            ENDED SEPTEMBER 30, 2001

                                  [BAR GRAPH]

                   BARON ASSET       S&P        RUSSELL
                      FUND           500         2000
                   -----------       ---        -------
                     (31.2)%       (26.7)%      (21.2)%



                           ANNUALIZED PERFORMANCE FOR
                              THE FIVE YEARS ENDED
                               SEPTEMBER 30, 2001

                                  [BAR GRAPH]

                   BARON ASSET       S&P        RUSSELL
                      FUND           500         2000
                   -----------       ---        -------
                      4.2%          10.2%         4.5%



                          CUMULATIVE PERFORMANCE SINCE
                             INCEPTION JUNE 12 1987
                           THROUGH SEPTEMBER 30, 2001

                                  [BAR GRAPH]

                   BARON ASSET       S&P        RUSSELL
                      FUND           500         2000
                   -----------       ---        -------
                     467.4%         396.7%       213.4%


* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.


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to delay consumption is small. Unlike Japan when consumers stopped spending for twelve years, they just stopped spending, in this country people don't stay out of stores for more than a week or two."

About nine years ago, when both our sons were bar mitzvah'd in consecutive years, we didn't go on vacation for 18 months because those celebrations were more important to us than breaks. But, just as soon as we could, we were traveling again. "I just can't stand not taking a vacation any longer," I complained to my wife over and over until I'm sure she could hear my lament without me speaking. "I work too hard and I'm getting burned out." Which is the same circumstance most of us find ourselves in. When times are a little more difficult or a tragedy occurs, Americans forgo their vacations...for a while...a short while. But, we work so hard, that before long we find ourselves longing for rest and relaxation in familiar haunts and faraway, never before visited spots. Hopefully you'll like Vail and the Atlantis on Paradise Island as much as I do in the winter... and visit Four Seasons hotels and resorts around the world any time of the year. But, for sure, before long you'll be vacationing again...and we think it'll be sooner than you now think.

We don't think the share prices of our hotels and resorts and purveyors of luxury goods and many other non essential services reflect a short term slowdown. In many instances, they reflect a depression, and a long one at that. We won't be surprised if these holdings produce among our best percentage gains over the next twelve months.

PORTFOLIO STRUCTURE
--------------------------------------------------------------------------------
It would be very difficult to say that Baron Asset Fund is a "closet index fund." As you can readily see from the tables below, the Fund has allocated its capital significantly differently than either the S&P 500 or the Russell 2000. And, despite what we believe is the Fund's cyclical underperformance during the past few years, it has still achieved better returns over the long term than either average. Although we can obviously not guarantee outperformance, we expect strong relative improvement when compared to averages as our value priced growth businesses begin to grow strongly again.
We expect the number of investment holdings of the Fund to increase over the next year. This because we are likely to sell our holdings in Sotheby's during that period and believe it likely, as well, that some of our other large holdings may appreciate sharply, offering opportunity for other new investments.


Table I. Portfolio Characteristics.

                                               BAF     S&P500   R2000
                                               ---     ------   -----
P/E Ratio Forward                             22.9X    24.6X    24.8X
Est 5 Yr EPS Growth                            24.8%     7.5%    11.3%
Median Market Cap                            $1.83B    $7.9B    $0.7B
Turnover (3 Yr Avg)                             8.9%

Table II. Historical Performance. (CY)

                                                BAF    R2000   S&P500
                                                ---    -----   ------
1991                                             34%     46%    30.5%
1992                                           13.9    18.4      7.7
1993                                           23.5    18.9     10.1
1994                                            7.4    (1.8)     1.3
1995                                           35.3    28.5     37.5
1996                                           22.0    16.5     23.0
1997                                           33.9    22.4     33.4
1998                                            4.3    (2.6)    28.6
1999                                           16.3    21.3     21.0
2000                                            0.4    (3.0)    (9.2)
Annualized Since Inception                     12.9%   11.9%     8.3%

STRATEGIC MISTAKES
--------------------------------------------------------------------------------
I have often commented that "we invest in people, not just buildings." In most instances, most often, these executives have "gotten it right" and made spectacular strategic decisions. Charles Schwab expanding its discount brokerage firm first with physical offices that brought in more assets, then into market making, mutual fund distribution, i.e. Mutual Fund OneSource, electronic trading and, most recently, advice. Robert Half recognized the potential to serve small and mid-sized businesses with temporary professional help, accountants initially, then assistants, IT personnel and financial executives. DeVry recognized the potential to provide graduating high school seniors with bachelors degrees and curriculum training desired by businesses. Then, determined that it should invest in student retention so that its students, many the first in their families to attend college, could obtain the skills required to graduate and obtain a well paying job in a satisfying career. Then by expanding the number of its campuses. By adding a graduate school. And, finally by enhancing its curriculum by acquiring first a CPA training business then a CFA prep course business. Apollo recognized the opportunity to provide adults with a college degree. And, then to offer its courses on-line. Brilliant. Four Seasons recognized the value of customer service and parlayed that knowledge into 80 year management contracts for among the most luxurious hotels in the world...when the norm on management contracts is five to ten years!

But, the men and women who manage our businesses don't always get it right. At least, they sometimes make decisions we think are mistakes. Which, according to Warren Buffett, means that the business may not be as good as we believed it to be. "All decisions made by executives running good businesses are easy. Decisions by executives running businesses not as good are more often hard." The results of these decisions can be painful. Sotheby's executives, of course, price fixed. A terrible decision. But, they also hired several executives that were not up to snuff, missed an important opportunity to strategically link their business to eBay, spent an excessive amount to launch an Internet

BARON ASSET FUND
--------------------------------------------------------------------------------

business and apparently rejected an offer to acquire the company at three times its current price. But, amazingly, as testimony to the underlying strength of their business, they're still a leader in high priced auctions. Motient not so fortunately financed a startup business with debt not equity and, as a result, will likely be reorganized. Fortunately for Motient, an investment at the time they did not consider valuable, XM Satellite Radio, has become so. Their valuable spectrum is another saving grace. NTL also chose to finance its startup cable t.v./telephony business with a lot more debt than equity to its great rue. The strong demand for its services will probably allow this company to grow but heavy leverage has taken a huge toll.

2001 DIVIDEND
--------------------------------------------------------------------------------
During the past fiscal year, Baron Asset Fund has sold its entire holdings of Flextronics as that company's market capitalization appreciated from $500 million five years ago to about $13 billion at present. Our holdings in Charles Schwab were cut about 50% over the past two years as its market capitalization appreciated from $900 million in 1992 to as much as $50 billion. Large gains on the sale of these two holdings were the principal reason for our unusually large long term capital gain dividend this year.

THANK YOU FOR INVESTING IN BARON ASSET FUND
--------------------------------------------------------------------------------
We recognize that for most individuals deciding how to invest your hard earned savings, even whether to invest your hard earned savings, to fund your children's education, a new home or your retirement is a very difficult decision. It has become even more so due to the ongoing U.S. recession and the "bear market" of the past eighteen months.

We hope our shareholder letters and annual investment conferences have made it easier for you to determine if Baron Asset Fund continues to be an attractive and appropriate investment for you and your family.

We want to thank you for choosing to join us as fellow shareholders in Baron Asset Fund. We will continue to work hard to justify your confidence. Again, thank you for your strong support.


Sincerely,

/s/ RONALD BARON

Ronald Baron
Chairman and
Portfolio Manager
November 26, 2001

REGISTERED
[LOGO]


2    BARON GROWTH FUND

PERFORMANCE..................................................................10
NEW INVESTMENTS..............................................................12




767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com


                               BARON GROWTH FUND
--------------------------------------------------------------------------------

ANNUAL REPORT                                                SEPTEMBER 30, 2001

                                    [PHOTO]

                          Ron Baron, Portfolio Manager

DEAR BARON GROWTH FUND SHAREHOLDER:
--------------------------------------------------------------------------------
This Baron Growth Fund annual report is shorter than usual. This is because we have included as addenda, complete with slides, the speeches Cliff, Mitch and I gave at this year's Baron Investment Conference on October 19. Our tenth annual shareholders' conference also coincides with our twentieth year in business. We spoke of many investment precepts in October that we believe today just as relevant. I thought it unrealistic to think our shareholders would have the time to read both a lengthy shareholder letter and our conference comments. We will resume our normal format in our next shareholder letter.

PERFORMANCE
--------------------------------------------------------------------------------
Baron Growth Fund's focus on long term investments in well-managed, fast growing, very profitable, non-tech, small cap businesses that have the potential to become BIG companies has been relatively successful. The Fund has significantly outperformed both the small cap Russell 2000 and large cap S&P
500 indexes. Both during the past year and since the Fund's inception on January 3, 1995.

Baron Growth Fund's research intense efforts to invest in businesses at attractive prices that, to quote Cliff Greenberg, "we understand," has paid off not just with good performance but also with high rankings for this Fund.

Table I. Historical Performance. (CY)

                                             BGF    R2000   S&P500
                                             ---    -----   ------
1995                                        52.5%    28.5%    37.5%
1996                                        27.7     16.5     23.0
1997                                        31.1     22.4     33.4
1998                                         0.1     (2.6)    28.6
1999                                        44.7     21.3     21.0
2000                                        (4.6)    (3.0)    (9.2)
12 mos ended 9/01                           (6.1%)  (21.2%)  (26.7%
Annualized Since Inception                  19.5%    14.8%     8.9%



Table II. Portfolio Characteristics.

                                            BGF     S&P500   R2000
                                            ---     ------   -----
Est P/E Ratio Forward                      19.5X    24.6X    24.8X
Est 5 Yr EPS Growth                        25.1%     7.5%    11.3%
Median Market Cap                         $1.07B    $7.9B    $0.7B
Turnover (3 Yr Avg)                        31.4%


DESPITE RECESSION, MANY BARON GROWTH FUND HOLDINGS' EARNINGS AND SHARE PRICES INCREASE SHARPLY
--------------------------------------------------------------------------------
Baron Growth Fund's investments in education and healthcare were very strong contributors to this year's performance. For-profit colleges APOLLO and its UNIVERSITY OF PHOENIX ON-LINE subsidiary were the Fund's two best performing investments. Profitability for both was driven by very strong student enrollment growth, Apollo with 15.0% increases at its existing physical campuses and the University of Phoenix On-Line with a positively scorching
80.0% increase in on-line student attendance.

EDUCATION MANAGEMENT's Art Institutes enrollments grew 15.6%, earnings per share 24.6%. That firm's pending acquisition of for-profit graduate school Argosy should boost long term growth. Its curricula and programs will be used at the undergraduate level as well. Education Management's shares were also strong contributors to the Fund's performance.

MANOR CARE made the most important contribution to the Fund from the generally strong healthcare group. The company's medicare census has improved, wage pressures are moderating

BARON GROWTH FUND
--------------------------------------------------------------------------------

and reimbursement has significantly improved during the past two years.

Despite weakness in the technology sector, our one technology investment, time and attendance software maker KRONOS, was one of our best performers with its share price increasing more than 35% from last September. Kronos introduced a new Internet based version of its popular business software which experienced very strong demand. Kronos' profit margins in the long term could double or triple from current levels.

Institutional fixed income money manager BLACKROCK continued to achieve strong results as its excellent performance generated continued strong money flows. Its efforts in equity management have not been as stellar offering further upside.

CHOICE HOTELS, despite the devastation in travel and entertainment stocks since 9.11, increased in price about 50% this fiscal year! It had more than doubled before the attacks. And, its stock price is still selling for only about 13X 2002 earnings per share. Choice's stock performance was driven by its low price to start the year, it had been about flat the prior two years despite strong profits growth; its very strong profit increases as its moderate priced motels have benefited from consumer "trading down;" and its huge share repurchases over the past two years, 18 million shares, almost 30% of its shares outstanding, have been repurchased at what we believe are very attractive prices during that time period.

On July 6, The European Union Commission gave antitrust approval for high value added, metals based, specialty company OM GROUP's acquisition of Degussa Metals Catalyst. The acquisition was made at a very attractive price relative to existing earnings and assets and should offer OM Group the potential to significantly increase dmc2's profitability and growth rate. Despite recession, OM has continued to grow, albeit a little slower than normal, and its share price has continued to perform well.

One of my personal favorite investments, CHOICEPOINT, is, not surprisingly, the largest investment for Baron Growth Fund. Its share price has about tripled since our initial investment three years ago and increased about 35% last year. ChoicePoint's business is one that has actually benefited from recent events. ChoicePoint is the leading provider of database information about individuals and businesses to insurance companies, businesses and government. The company's core insurance company database business, about half its revenues and two thirds of its profits, is growing perhaps 20% per year and, with the recent introduction of a new service, could accelerate that growth. Its market share is dominant in this business segment. ChoicePoint's database services providing information to businesses and government about employees, customers and citizens is growing 25% per year. Concerns about privacy issues have been overwhelmed, of late, by our concerns about personal security. The company's Workplace Solutions business, the largest preemployment screening service, i.e., background checks, has the potential to sell its customers a lot more data about new employees than it currently does. And, it offers the potential to sell its customers ongoing information about their existing employees and customers. It also has a very strong opportunity to provide information about airline customers to speed check-ins and to be sure potential passengers are not "high risk." The FBI and CIA are two important customers. We had believed ChoicePoint could triple its

                            PERFORMANCE FOR THE YEAR
                            ENDED SEPTEMBER 30, 2001

                                  [BAR GRAPH]

                   BARON GROWTH      S&P        RUSSELL
                       FUND          500         2000
                   ------------      ---        -------
                      (6.1)%       (26.7)%      (21.2)%



                           ANNUALIZED PERFORMANCE FOR
                              THE FIVE YEARS ENDED
                               SEPTEMBER 30, 2001

                                  [BAR GRAPH]

                   BARON GROWTH      S&P        RUSSELL
                       FUND          500         2000
                   ------------      ---        -------
                       12.4%        10.2%         4.5%



                          CUMULATIVE PERFORMANCE SINCE
                            INCEPTION JANUARY 3, 1995
                            THROUGH SEPTEMBER 30, 2001

                                  [BAR GRAPH]

                   BARON GROWTH      S&P        RUSSELL
                       FUND          500         2000
                   ------------      ---        -------
                     232.9%         153.7%       77.6%


* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

BARON GROWTH FUND
--------------------------------------------------------------------------------

estimated $1.75 per share earnings in the next four years. We now think that opportunity may be greater.

NEW INVESTMENTS ALSO CONTRIBUTE
--------------------------------------------------------------------------------
KRISPY KREME DOUGHNUTS was our third largest profit contributor this year. Its shares have about doubled in price since our purchase earlier this fiscal year. Krispy Kreme is rapidly expanding its 50 year old, cult-branded donut chain throughout the United States...and meeting with spectacular success.
With only a little more than 200 existing Krispy Kreme Donut stores, compared to more than 2500 for Dunkin' Donuts, this firm's expansion is in its very early stages. In addition, to demonstrate the pent up demand for its product, stores opening in new markets are often met by hordes of new customers who camp out overnight waiting, maybe not so patiently, to buy their hot Krispy Kreme donuts right off the production line. Franchisees often earn back their entire store investment in a few months. Owners of other restaurants usually earn back their investment in five years...if they've made a good investment! Krispy Kreme earnings have increased more than 60% this year.

CHARLES RIVER LABS has increased in price moderately to date from our initial purchases. Charles River Labs offers an interesting opportunity to invest in drug discovery and development. The company is the leading provider of genetically engineered mice and rats to pharma and biotech industries. It also provides outsourced preclinical and management services to those industries. Outsourced pharma services, services sold to the same customers who buy its genetically engineered rodents, are a growing and very profitable part of Charles River's business.

But, those gains were not enough to offset the losses produced by our investments in hotels, resorts, wireless communications, retail and media businesses. Those share price declines were the result, we believe, principally of poor short term earnings prospects the result of our recession. We expect the businesses in which we have invested and described in brief above to continue to do well. And, as we emerge from recession, we would not find it surprising if, among our better performing investments, were hotels, resorts, wireless communications, retail and media businesses.

LOTS OF NEW INVESTMENTS OFFER OPPORTUNITY
--------------------------------------------------------------------------------
In addition to Krispy Kreme and Charles River Labs, Baron Growth Fund has added several new investments to its holdings during the past year. Specialty filter company, MILLIPORE, should benefit from more research and development spending by pharma and biotech companies. CALIFORNIA PIZZA KITCHEN, I've just loved this company since I first tasted their pizza at The Mirage in Las Vegas several years ago, has the opportunity to significantly increase the size of its chain. Media businesses HARTE HANKS and CATALINA will both benefit as advertising expenditures again increase. Advertising has had its worst year in 2001, in terms of business percentage decline, since the Great Depression. SMARTFORCE is a prime beneficiary of an expected increase in employee training once we emerge from recession. EDISON SCHOOLS is a prime beneficiary of states' needs to more efficiently operate their public schools...and achieve improved outcomes. Oupatient surgery centers Amsurg and United Surgical offer doctors, hospitals and patients a better, and less expensive, to boot, way to perform surgeries. We expect the Fund to add several additional investments to its holdings in the coming year. It has also significantly increased several existing holdings, as well.

THANK YOU FOR INVESTING IN BARON GROWTH FUND
--------------------------------------------------------------------------------
We understand that for most individuals deciding how to invest, even whether to invest, your hard earned savings to save for your children's education, a new home or your retirement is one of your most difficult decisions. This decision cannot be any easier after the 18 month long "bear market" and the ongoing recession with further job cut announcements, seemingly daily.

We hope our annual shareholder letters and annual investment conferences have made it easier for you to determine whether Baron Growth Fund continues to be an attractive and appropriate investment for you and your family.

We want to thank you for choosing to join us as fellow shareholders. We will continue to work hard to justify your confidence. Again, thank you for your strong support.


Sincerely,

/s/ RONALD BARON

Ronald Baron
Chairman and
Portfolio Manager
November 26, 2001

REGISTERED
[LOGO]


3    BARON SMALL CAP FUND

PERFORMANCE..................................................................13
PORTFOLIO COMPOSITION AND KEY HOLDINGS ......................................14
SEPTEMBER QUARTER REVIEW ....................................................16




767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com

                              BARON SMALL CAP FUND
--------------------------------------------------------------------------------
ANNUAL REPORT                                                SEPTEMBER 30, 2001


                                    [PHOTO]

                       Cliff Greenberg, Portfolio Manager

DEAR BARON SMALL CAP FUND SHAREHOLDER:

Baron Small Cap just completed its fourth year and I would like to take this opportunity to review this year's performance, describe our portfolio and contrast it to the portfolio at end of last fiscal year, and highlight some of our larger positions/themes. We will also discuss our performance in the September quarter and review our actions subsequent to the tragedies of September 11th. In our annual letter we typically also review our investment philosophy for which we refer you to a copy of my talk at the Baron Conference which covers this.

PERFORMANCE
--------------------------------------------------------------------------------
Baron Small Cap lost 19% in the fiscal year ended September 30th, 2001. This compares closely to the Russell 2000 index, which was down 21% and exceeded the S&P 500, which was down 27% during the same period. Since inception four years ago, Baron Small Cap is up 30%, well outpacing the Russell 2000, which is down 6%, and the S&P 500, up 16%. Additionally, our gross returns equaled our net returns in 2001, as we did not pay a dividend. This is a result of our long term investment philosophy and our attention to tax efficiency. Though our results are satisfactory relative to the indexes, we are focused on absolute returns, and therefore view the year just ended as being very difficult.

In last year's letter, we hoped for less volatility in the upcoming year which was not what occurred. The indexes showed extreme fluctuations quarter to quarter, as did our performance.

Quarterly Table


Fiscal Year 2001        Baron Small Cap    Russell 2000   S&P 500
----------------        ---------------    ------------   -------
Q 4 2000                      -7.5%            -6.9%        -7.8%
Q 1 2001                      -8.8%            -6.5%       -11.9%
Q 2 2001                     +19.4%           +14.4%        +5.8%
Q 3 2001                     -19.4%           -20.9%       -14.7%


We expect volatility, since we are investing in small, young companies which are untested in the market. We expect volatility, because our portfolio is relatively concentrated both in industry sector and particular investments where we feel proficient and see opportunities, and is not structured to mimic an index or invest in sectors we do not profess to understand. We like volatility, because fluctuating prices give us opportunities to establish large positions in stocks where we have strong convictions. But we must admit, this was a lot of volatility.

During fiscal 2001, our best performing holdings were our education stocks (CAREER EDUCATION, APOLLO GROUP and UNIVERSITY OF PHOENIX ONLINE) and our radio holdings (RADIO ONE, WESTWOOD ONE and ENTERCOM). Our education companies continued to post sensational results, growing earnings 40 to 100%, which was particularly exceptional in the tough economic climate. The stocks rose with the results. We increased our positions in the radio industry last fall, when the stocks declined as the business began to see the sign of the upcoming advertising recession. Though business did slow, our holdings did well and their stocks rebounded from depressed levels. Other big winners over the last year were CHOICEPOINT, which also proved capable of growing over 20% in tough times and is well positioned for accelerating growth

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

in the future. The stock of KRISPY KREME DONUTS soared as Wall Street discovered that this was not a "faddy" donut shop, but a franchise company in the early stage of development, with incredible present results and multi-faceted long term opportunities. COACH stock doubled subsequent to its spinout from Sara Lee, as its redesigned line of goods and stores performed well, and its growth profile accelerated once it became independent.

Our biggest losses in the year were our leveraged telecoms and media holdings (UNITEDGLOBALCOM, SBA COMMUNICATIONS, RURAL CELLULAR, CORECOMM and PENTON MEDIA) which declined primarily because of capital structure issues, which reduced the market's interest in these types of securities. We sold our UCG, Rural Cellular and CoreComm during the course of the year. We sold most of our equity in Penton but bought high yield securities as a better investment alternative in the company. We sold two thirds of our SBA position early in the year and bought back most of that in the fourth quarter at what we believe are favorable prices.

PORTFOLIO COMPOSITION AND KEY HOLDINGS
--------------------------------------------------------------------------------
At the end of September, the Fund had about $600 million in assets. The portfolio is made up of 53 investments. The top ten positions equal 40% of the portfolio. The industry groups of highest concentration were business services: 16%, education: 14%, healthcare services: 14%, media and entertainment: 9%, retail/restaurant: 9%

                            [PIE GRAPH]

                         INDUSTRY BREAKDOWN

          Media & Entertainment.........................   9.1%
          Health Care Services..........................  14.2%
          Financial.....................................   2.7%
          Education.....................................  14.0%
          Communications................................   3.0%
          Cash..........................................  14.1%
          Business Services.............................  16.0%
          Retail Stores & Restaurants...................   9.0%
          Recreation & Resorts..........................   3.6%
          Real Estate & REITS...........................   4.9%
          Other.........................................   9.4%


                                TOP TEN HOLDINGS

Career Education                                                          10.3%
-------------------------------------------------------------------------------
Iron Mountain, Inc.                                                        4.9%
-------------------------------------------------------------------------------
ChoicePoint, Inc.                                                          4.6%
-------------------------------------------------------------------------------
United Surgical Partners                                                   3.5%
-------------------------------------------------------------------------------
Radio One, Inc.                                                            3.3%
-------------------------------------------------------------------------------
Community Health Sys, Inc.                                                 3.2%
-------------------------------------------------------------------------------
Apollo Group, Inc.                                                         2.9%
-------------------------------------------------------------------------------
Province Healthcare Co.                                                    2.5%
-------------------------------------------------------------------------------
California Pizza Kitchen                                                   2.3%
-------------------------------------------------------------------------------
Ventas                                                                     2.3%
-------------------------------------------------------------------------------
Total                                                                     39.8%
-------------------------------------------------------------------------------

We stated at the beginning of the year that we sought to alter the portfolio somewhat in 2001 because the economy was slowing and because access to capital was more uncertain. We sought, therefore, to reduce risk by eliminating more speculative and leveraged investments, to more actively trim our growth investments when their stock multiples expanded, and add more special situation investments to the portfolio. We accomplished these objectives. Concentration in the portfolio was reduced (our top ten holdings were 40% of the assets in 2001 versus 45% in 2000). More

                            PERFORMANCE FOR THE YEAR
                            ENDED SEPTEMBER 30, 2001

                                  [BAR GRAPH]

                    BARON SMALL       S&P        RUSSELL
                     CAP FUND         500         2000
                    -----------       ---        -------
                      (18.8)%       (26.7)%       (21.2)



                           ANNUALIZED PERFORMANCE FOR
                              THE FIVE YEARS ENDED
                               SEPTEMBER 30, 2001

                                  [BAR GRAPH]

                    BARON SMALL       S&P        RUSSELL
                     CAP FUND         500         2000
                    -----------       ---        -------
                       14.8%          2.0%         5.0%



                          CUMULATIVE PERFORMANCE SINCE
                            INCEPTION OCTOBER 1, 1997
                            THROUGH SEPTEMBER 30 2001

                                  [BAR GRAPH]

                    BARON SMALL       S&P        RUSSELL
                     CAP FUND         500         2000
                    -----------       ---        -------
                       30.3%         15.7%        (6.3)%


* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

names were added (53 investments at year end versus 45). Our holdings in the communications sector, which were most financially leveraged, were reduced from 14% of the portfolio to 3%. And though it is difficult to make hard distinctions in the portfolio between our growth/special situations/fallen angel classifications, special situations made up 18% of the portfolio up from 8% in the prior year.

Let me now highlight our largest holdings, to explain briefly our excitement for the companies and our theses for having these significant positions.

CAREER EDUCATION (CEC) is our largest position for the second consecutive year. We have owned the stock since it came public three years ago. CEC has had another year of outstanding operating results in the first nine months of 2001. Students enrolled in comparable schools grew over 20% year over year. Revenues per school grew over 30%, faster than the student count primarily because the mix of CEC's curricula is getting more intensive and therefore more expensive. Profits per school grew over 50% because of margin improvements, leveraged by the higher occupancy levels of the schools. Corporate profits grew faster, closer to 75%, as the company's acquisition of Edutrek proved to be immediately accretive, free cash flow paid down debt and corporate overhead moderated as a percentage of sales.

We continue to be very excited about the prospects for CEC's business and its equity, thus it is our largest position. We expect same store metrics to moderate, yet still grow significantly. The AIU division, formerly Edutrek, should grow very fast and has significant margin improvement ahead. New school starts and online program offerings, which were being tested in 2001, look like big successes and should become meaningful in time. And we expect additional acquisitions, which can be grown significantly post purchase, as has been the case with Gibbs, the Design Institutes and AIU. The stock trades at a modest multiple against our near term earnings expectations, and does not at all reflect what we feel this company is growing into, which is the largest for profit provider of post-secondary education.

IRON MOUNTAIN (IRM) is the leading provider of document and data storage. 2001 was another strong year of operations for the company, with internal growth of 11% in revenues and 15% in cash flow, consistent with historic performance. IRM is benefiting from its strong industry position (a 40% domestic market share), its growing annuity-like business, with same-customer revenue growth of 6% per year, and the continuing trend favoring outsourcing of storage. Our investment thesis is the same now as when we purchased the stock three years ago. We believe that mid-teens internal cash flow growth can be achieved into the foreseeable future, that the company will dramatically de-leverage without further acquisitions and that the multiple should expand because of the consistency of results and tremendous business franchise the company has established. This leads to our expectations of 25% returns per year. Additionally, we are encouraged by the development of the company's international operations and its digital initiatives, which could significantly enhance company results and our returns as shareholders.

CHOICEPOINT (CPS), which sells information from its proprietary database, grew its earnings in 2001 about 20%. The company's gem of a subsidiary which sells data to the insurance industry grew revenues internally in the mid-teens and earnings greater than 25%. Its business and government subsidiaries, which are younger and more formative, grew revenues more modestly, affected by the economic slowdown. But profit growth was strong because of acquisitions. This business is positioned extremely well for our more security conscious future. We expect employers to perform additional and more comprehensive screening of potential employees and to more thoroughly monitor exiting employees. CPS is the far and away leader in this business offering. Also, its nursery efforts of coordinating the company's databases with biometric identification has important applications in airport security and elsewhere. A new database being developed for insurers could be a meaningful addition to the company's present CLU database. We expect earnings to accelerate as the economy strengthens and some of these new businesses continue to blossom.

We have increased our exposure to healthcare service providers during 2001. Healthcare investments were in vogue earlier in the year since the sectors results were less affected by the macro economy. We invested not to hide out in less risky territory but because we have found unique, well-managed growth companies at reasonable valuations. We have two primary investment themes. First, we own rural hospital companies PROVINCE HEALTHCARE and COMMUNITY HEALTH SYSTEMS. The companies are pursuing similar business plans which is to purchase hospitals in attractive non-urban markets from not-for-profit owners, improve hospital operating performance, recruit additional physicians to the market and expand the breadth of services provided, often by building new facilities or purchasing new equipment. The goal is to buy hospitals, which are sole providers in their communities and are hours

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

away from a regional medical center, and by doing the above, to grow the market share of medical services provided locally from 25% to over 50%. Both companies have had tremendous success in doing so. Province has grown same hospital revenues 16% year-to-date and Community's hospitals have increased 12%. Hospital margins are expanding nicely for each. As shareholders, we receive additional benefit from de-leveraging balance sheets and additional acquisitions where the companies can repeat their successes of buying assets at 5 times proforma cash flow and improving results so that the deals ultimately are 1-3 times. Year-to-date, Province has acquired 5 hospitals, to bring the number of facilities it operates to 18. Community has acquired 6, and now runs 57 facilities. We value the equities based on cash earnings per share and believe both to be valued at about 20 times our earnings estimates for 2002, which are growing between 25-30% per year.

Our second healthcare theme is ownership of two companies, UNITED SURGICAL PARTNERS (USP) and AMSURG, which operate outpatient surgery centers. Freestanding surgical centers are facilities where surgeries are performed and patients can leave and return home within 24 hours. These facilities are much in favor now because they can enhance the quality of care of patients, offer administrative, clinical and economic benefits to physicians and offer efficient, low cost alternatives for payors. New surgical techniques and technologies, as well as advancements in anesthesia, have significantly increased the types of surgical procedures that can be done in these facilities further fueling the drive toward outpatient surgery.

USP has a unique business plan, in that they partner with doctor groups and healthcare systems to take over existing centers and build new ones. For instance, USP now operates 10 facilities in Dallas in conjunction with Baylor University and local doctors. The hospital deals have great development economics, have had tremendous comparable results (up over 25% in revenues and 50% in profit year-to-date) and offers the potential to develop multiple facilities in a market. USP has structured a deal in Nashville with a hospital partner and is seeking additional deals in Atlanta and Houston among others. We foresee explosive growth as the stock trades at a cheap multiple, 15 times our estimate for 2002 earnings and 8.5 x projected cash flow.

Amsurg's business plan is somewhat different. They partner only with single specialty doctor groups. They either purchase into existing facilities or develop new units and have majority positions in the units. Amsurg now owns interests in 90 centers and hopes to add 12-15 centers to its portfolio per year. These facilities have shown same store procedure growth of 10% per year and profit growth above this. We feel the company should be able to grow its earnings at 25% plus per year as it continues along this path and the stock trades at about 20 times 2002 cash earnings per share.

SEPTEMBER QUARTER REVIEW
--------------------------------------------------------------------------------
Baron Small Cap fell 19% in the fourth quarter, which was in line with the Russell and the S&P 500. We were performing fine until the September 11th tragedy and were hard hit afterwards. Most of our losses were in three sectors. Our media holdings declined dramatically after the attacks, as advertising stopped, causing a 6% loss to the portfolio. Our lodging and recreation holdings caused us to lose 3%. Our telecom stocks cost the portfolio 3%.

Our actions subsequent to 9/11 were to err on the side of caution. We sold some positions where the outlook changed dramatically (for instance, Station Casinos), trimmed some other positions when we thought the stock prices reflected the new realities and added to certain present holdings which we love long term. Net net, we increased our cash position from 10% to 14%, the highest level since the Fund's inception.

As time has passed, we have regained our confidence that the economy will rebound in a reasonable time frame. With stocks depressed, we have reduced our cash position more recently to 9%. Recent purchases of new names or substantive additions to present holdings include RESTORATION HARDWARE, MTR GAMING, VIASYS HEALTHCARE, WEIGHT WATCHERS INC., and AMN HEALTHCARE.

THANK YOU
--------------------------------------------------------------------------------
Thank you, my fellow shareholders for investing in Baron Small Cap Fund. The year ended September 2001 was a very difficult one on many levels. We are very thankful and are counting our blessings, in many ways, and appreciate your support. We will continue to work diligently to try to provide solid, long term results and expect to do better because of the values we see in the market.

Very truly yours,

/s/ CLIFF GREENBERG

Cliff Greenberg
Portfolio Manager

November 26, 2001

REGISTERED
[LOGO]


4   BARON iOPPORTUNITY
    FUND

PERFORMANCE AND OVERVIEW ....................................................17
RECENT DEVELOPMENTS..........................................................17
CONCLUSION...................................................................20




767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com

                            BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------
ANNUAL REPORT                                                SEPTEMBER 30, 2001


                                    [PHOTO]

                         Mitch Rubin, Portfolio Manager

DEAR BARON iOPPORTUNITY FUND SHAREHOLDER:

At our recent shareholders conference in New York, I gave a short speech to address the performance and goals of the Baron iOpportunity Fund. We have reprinted the speech in this report for the benefit of those who were unable to attend the conference. Since we have reprinted the speech, the following is a briefer update on some of our holdings than our past letters.

PERFORMANCE AND OVERVIEW
--------------------------------------------------------------------------------
Following a very good second quarter, we suffered through a horrible third quarter that culminated in the September 11th attacks and subsequent market sell-off. As a result, for the 12 months ended September 30, 2001, the Fund was down approximately 53%. This compared favorably with the NASDAQ (down 59%) and the Morgan Stanley Internet Index (down 87%) for the year. Our performance has rebounded somewhat since the end of the third quarter and, as of the writing of this letter, the Fund has more than retraced all of its post-9/11 losses.

Our conviction in the future impact of the Internet and information technology on our economy and society remains extremely high as we approach the end of 2001. In addition, we believe that the economic head wind that has been working so hard against us for the past 18 months has begun to abate. We think this bodes well for our companies, many of which rely on future oriented investment by other companies (IT investments, media spending, new technology adoption) for their growth. Moreover, as devastating as the events of September 11th were, the tragedy, in our opinion, will not have a long-term disruptive effect on the adoption of new technology. While third quarter business activity was obviously impacted, most companies have reported that business had returned to levels experienced prior to the attacks within several weeks. Nevertheless, the markets reopened in free fall in the days and weeks following the attacks and investors sold stocks, regardless of price. We were able to take advantage of this sell-off and invested about half of the uninvested cash in the Fund at the time at what we believed to be fire sale prices. This included both current holdings, as well as some new names within our core themes. Not surprisingly, nearly all of the stocks purchased in the first few trading days following the attacks have appreciated significantly. That certainly has been encouraging.

RECENT DEVELOPMENTS
--------------------------------------------------------------------------------
BROADBAND TO THE HOME (approximately 10% of the Fund)

This continues to be one of our core investment themes despite the fact that the stocks have been lackluster performers this year. As noted in past letters, our bullishness is predicated on the fact that less than 5% of today's homes have a broadband connection while nearly 70% have a vastly inferior dial-up connection and nearly 90% have some form of multi channel TV. We believe that the penetration of broadband to the home will be well over 50% within the next five years and that the US cable companies remain at the forefront of those companies most likely to benefit from this trend. We

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

remain invested in a core group of US cable companies including COMCAST, MEDIACOM, INSIGHT and AOL TIME WARNER as well as UK cable and telephone provider NTL, Inc.

Several issues have weighed (and in some cases continue to weigh) on these stocks this year. These include, slightly below plan second quarter subscriber numbers, the national slowdown in advertising revenue (approximately 3-10% of revenue for most cable companies), the pending merger between satellite providers Echostar and DirecTV, the bankruptcy of high speed access partner Excite@Home and the potential sale of AT&T Broadband to one of the existing cable providers. Some of these concerns have already been resolved (3rd quarter subscriber numbers were much better for all of our holdings despite the disruption of September 11th, and most of the @Home issues have been resolved). Other issues will take some time to sort out (for example, it may be over a year before the legal hurdles to the Echostar/DirecTV merger are resolved and who knows what AT&T will ultimately decide to do with its cable division).

While these issues have all had some short term negative affects on our cable companies' share prices, none have, in our opinion, challenged our core thesis that the cable companies remain in the driver's seat to offer a bundle of new economy services to the home (video, data, voice) and grow their per subscriber revenue from approximately $50 per month today to over $75 per month within 5 years, while generating increasing profit margins and substantial excess free cash flow. We believe that this trend will result in a doubling of annual operating cash flow and a decrease in balance sheet leverage over the next 4-5 years. While the stocks have been range bound to down for much of the year, we believe that solid fourth quarter results and steady increases during early 2002 may refocus investors on this opportunity.

ELECTRONICS MANUFACTURING OUTSOURCING (approximately 13% of the Fund)

Our investment in the electronics manufacturing industry (current holdings included FLEXTRONICS, CELESTICA and JABIL as well as DELL, which we view as an outsource manufacturer for chip maker INTEL and software developer Microsoft) was predicated on both a bull and a bear market thesis that has played out during 2001. The bull market thesis is that the demand for increasingly complex hardware would continue to increase over time and that the large, multi-jurisdictional manufacturing companies would play an important role in helping original equipment manufacturers take their new equipment to market efficiently. The bear market thesis included the fact that EMS companies were not taking product or inventory risk and that in periods of economic downturn, the pressures to outsource would accelerate dramatically.


                            PERFORMANCE FOR THE YEAR
                            ENDED SEPTEMBER 30, 2001

                                  [BAR GRAPH]

                    BARON        MORGAN STANLEY
                iOPPORTUNITY       INTERNET           NASDAQ
                    FUND             INDEX          COMPOSITE
                -------------    --------------     ---------
                   (53.1)%           (86.7)%          (59.2)%



                          CUMULATIVE PERFORMANCE SINCE
                           INCEPTION FEBRUARY 29, 2000
                            THROUGH SEPTEMBER 30, 2001

                                  [BAR GRAPH]

                    BARON        MORGAN STANLEY
                iOPPORTUNITY       INTERNET           NASDAQ
                    FUND             INDEX          COMPOSITE
                -------------    --------------     ---------
                   (59.0%)          (92.3)%          (68.1)%

* THE NASDAQ COMPOSITE AND THE MORGAN STANLEY INTERNET INDEX ARE UNMANAGED INDEXES. THE NASDAQ COMPOSITE TRACKS THE PERFORMANCE OF MARKET-VALUE WEIGHTED COMMON STOCKS LISTED ON NASDAQ; THE MORGAN STANLEY INTERNET INDEX OF ACTIVELY TRADED, HIGH MARKET CAP INTERNET STOCKS DRAWN FROM NINE INTERNET SECTORS.



While the stocks have had an incredibly volatile and unpredictable ride this year (FLEX, for example, has been both over $30 and below $13 several times during the past several months alone), the businesses have performed exactly as we thought they would - generating cash, not taking inventory write offs, winning large new outsourcing programs. This gives us heightened confidence that the stocks should do extremely well as the economy eventually re-expands
- hopefully next year.

Flextronics' business provides a great case study for our thesis. In the fiscal year just concluded, Flextronics generated $12.1 billion in revenue, up 74% from the $7 billion generated in the prior year. This year, however, a dramatic slow down in end market demand has caused many of the programs that helped generate that $12 billion in last year's sales to suffer dramatically (some down over 50% in volume). Yet, FLEX is still expected to generate record revenues in excess of $13 billion this year. That is because, in the last several months, the company has won over $5 billion of new business from a variety of vendors including Xerox, Hewlett Packard, 3Com and Alcatel. While earnings are expected to be down this year as the new programs ramp to capacity, FLEX

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

was not forced to take inventory write downs by any of its suppliers whose business had fallen off (although the company has taken some charges to realign its factory base to a more efficient footprint) and the company has operated profitably in every quarter. When the core business begins to stabilize (which we believe to be happening now), we expect FLEX's margins to regain their historical mid-single digit level and profits to accelerate dramatically.

We have steadily added to our EMS holdings throughout the year as we believe that each of our holdings has the potential to grow earnings 4-5 fold over the next few years, as continued outsourcing combines with a recognition of economic growth to drive corporate and personal hardware demand. While the stocks have recovered somewhat from their lowest levels of the year, we believe that the companies remain undervalued relative to the quality of their execution during this difficult period and their potential for expansion in the next leg of the cycle.

TRAVEL PLANNING TRANSITIONS TO THE NET (approximately 7.5% of the Fund)

To the surprise of many Internet commerce observers, travel has emerged as the far and away winner in e-commerce with over $15 billion of annual travel reservations currently being booked on the Internet. This has been one of our larger investment themes in the Fund (ranging from 5-10% of the Fund since inception). HOTEL RESERVATIONS NETWORK has been a top ten holding since inception and EXPEDIA, TRAVELOCITY and PRICELINE have all been important contributors this year as all have exceeded their business plans, turned profitable well ahead of schedule and raised their guidance for future profitability - driving solid share price gains.

And, all of these stocks took a beating in the aftermath of September 11th. The sell-off was based on investor fears that travel would be one of the hardest hit sectors of the economy following the tragedy as people lost faith in the safety of air travel. While this assumption was partially true, air volumes have plummeted; most investors ignored the huge trend of change in travelers' behavior to transition to the Internet as their primary source of information and transaction for travel. Thus, while business across the travel industry did plunge in the aftermath of the attacks (a drop-off which the online companies suffered as well), the traffic to the online travel companies' web sites and call centers skyrocketed as travelers in search of information turned to the Internet as a resource. Certainly, bookings were hurt during this initial period and costs jumped as the companies put extra manpower in their customer service centers to deal with the volumes. But, customer loyalty was also won, as both new and past users realized the convenience, value and functionality offered by the online travel providers. As a result, while the travel sector as a whole continues to suffer from the attacks, the online agencies all report that business has essentially returned to pre-attack levels barely six weeks since the incident - pretty amazing. And, despite the fact that the attacks adversely affected nearly 20% of the third quarter's business, all of the companies still reported profit growth in their September quarters as compared to the past year's performance - also pretty commendable. Not surprisingly, the stocks have all bounced back as well.

While we have trimmed some of our e-travel exposure in recent weeks, e-travel remains one of our most important investment sectors as well as one of the most exciting e-commerce opportunities on the Internet.

INCREASED WIRELESS TRAFFIC (approximately 9% of the Fund)

While there has been a severe bear market in most of the telecom industry in the past two years, the wireless industry has continued to expand in dramatic fashion. Wireless communication subscribers currently number over 750 billion worldwide, up from 300 billion just three years ago. Subscribers continue to grow at a pace of over 20% per year while minutes of usage are exploding as "one rate" plans encourage people to pay a little more to talk as much as they want. Moreover, data services and wireless Internet access are just now being launched by most of the wireless carriers. While the applications are still fairly pedestrian, demand appears clear as the explosion in wireless instant messaging in other markets can attest.

Wireless stocks have had a mixed year as the telecom bear market and softening economy have caused stock multiples to contract and carriers to slow their adoption of third generation technology. This has caused many of the leading wireless players' stocks to stagnate while others, like our investments in wireless tower companies, have been decimated by fears about leverage. These concerns were further augmented by the uncertainties caused in the market by September 11th. This, despite most observer's conclusions that, if anything, the tragedies have had a positive impact on wireless demand as the stories of cell phone calls and Blackberry e-mails during the attacks were highlighted in the media.

In the past several weeks we have roughly doubled our exposure to the wireless sector at what we believe to be very attractive prices for some of the leading next generation players including handset and equipment maker NOKIA, CDMA-licensor QUALCOMM,

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

Blackberry device manufacturer RESEARCH IN MOTION and wireless carrier Sprint PCS. In addition, after spending a significant amount of time with the managements and financial statements of tower operators AMERICAN TOWER and SBA, we have concluded that the companies are not in a liquidity crisis (as feared by some) and that the core tower leasing business remains healthy. These stocks are now trading at approximately the replacement cost for their towers with almost no value allocated to the scarcity value and construction restrictions for these assets. To say nothing of the potential to double revenue and triple cash flow per tower in the coming years as carriers continue to build out their networks to support the ever increasing demand. We believe that, as the liquidity concerns dissipate, these stocks in particular could enjoy a significant rebound in early 2002.

CONCLUSION
--------------------------------------------------------------------------------
Our goal when we started the iOpportunity Fund was to create a fund focused on the investment opportunities created by the Internet and information technology and driven by the core "Baronesque" principals of research and valuation discipline. We hoped that the Fund would consistently outperform the NASDAQ and technology indexes in bad markets and participate in good markets by focusing on fundamentals and valuations rather than concept and hype. Of course, the goal, as well, is to outperform the S&P 500 by investing in faster growing businesses that are expected to be leaders in the future. We have outperformed the NASDAQ in the Internet/technology/telecom bear market since the Fund's inception both in declines and rallies but, to date, we have trailed the S&P 500 since our inception. We are working hard to recover our losses and generate consistent returns.

Many of the analysts and staff here at Baron (myself included), have consistently invested additional money in the Fund over the past 18 months as we believe that the investment returns offered in this space are potentially large and that the revolution of the internet remains in its infancy. We share your disappointment in our performance to date and we hope these letters continue to give you reasons to share our optimism. We thank you for your continued support and look forward to better days ahead.

Sincerely,

/s/ MITCH RUBIN

Mitch Rubin
Portfolio Manager
November 26, 2001

BARON FUNDS


Table I (Unaudited)


Portfolio Market Capitalization


The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds invest in companies with market capitalizations greater than $5 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.


BARON ASSET FUND
-------------------------------------------------------------------------------


                                                          Equity        % of
                                                        Market Cap      Net
Company                                               (in millions)    Assets
-----------------------------------------------------------------------------
                            Large Capitalization
-----------------------------------------------------------------------------

Charles Schwab Corp...............................       $15,887         7.2%
Healthsouth Corp..................................         6,362         0.3
Apollo Group, Inc.................................         5,073         6.8
                                                                       ------
                                                                        14.3%


                            Medium Capitalization
-----------------------------------------------------------------------------
Univision Comm., Inc., Cl A...........................    $4,737         0.2%
Metro-Goldwyn-Mayer, Inc..............................     3,790         0.4
MGM Mirage............................................     3,536         0.1
Robert Half Intl., Inc................................     3,515         7.1
Manor Care, Inc.......................................     2,897         3.6
Citizens Comm. Co.....................................     2,747         1.1
American Tower Corp., Cl A............................     2,655         1.4
ChoicePoint, Inc......................................     2,609         7.9
DeVry, Inc............................................     2,505         6.4
Westwood One, Inc.....................................     2,407         0.1
Trigon Healthcare, Inc., Cl A.........................     2,384         0.8
Dollar Tree Stores, Inc...............................     2,107         2.7
Cox Radio, Inc., Cl A.................................     2,013         0.7
Polo Ralph Lauren Corp., Cl A.........................     1,830         5.4
Hispanic Broadcasting Corp............................     1,752         0.7
Charles River Laboratories Intl., Inc.................     1,554         0.2
                                                                        ----
                                                                        38.8%

                            Small Capitalization
-----------------------------------------------------------------------------
Harte-Hanks, Inc......................................    $1,375         0.1%
Extended Stay America, Inc............................     1,343         0.3
OM Group, Inc.........................................     1,317         4.8
Four Seasons Hotels, Inc..............................     1,297         0.8
XTO Energy, Inc.......................................     1,141         0.4
Ethan Allen Interiors, Inc............................     1,084         2.1
Southern Union Co.....................................     1,067         2.4
Radio One, Inc........................................     1,023         0.3
Education Mgmt. Corp..................................       916         2.3
NTL, Inc..............................................       857         0.5
Sotheby's Hldgs., Inc., Cl A..........................       735         8.8
Choice Hotels Intl., Inc..............................       721         4.3
Seacor Smit, Inc......................................       717         2.1
Industrie Natuzzi SPA ADR.............................       629         0.8
Sun Intl. Hotels, Ltd.................................       592         1.6
Libbey, Inc...........................................       494         3.3
Vail Resorts, Inc.....................................       486         5.1
XM Satellite Radio Hldgs., Inc........................       369         0.5
Alexander's, Inc......................................       305         0.8
Smart and Final, Inc..................................       299         1.0
Saga Comm., Inc., Cl A................................       286         2.4
DVI, Inc..............................................       244         0.9
                                                                        ----
                                                                        45.6%


Baron Growth Fund
-------------------------------------------------------------------------------


                                                            Equity       % of
                                                          Market Cap     Net
Company                                                 (in millions)   Assets
--------------------------------------------------------------------------------
                              Large Capitalization
--------------------------------------------------------------------------------

Apollo Group, Inc. ................................       $5,073         2.5%


                              Medium Capitalization
--------------------------------------------------------------------------------
Robert Half Intl., Inc. ..............................    $3,515         1.7%
Manor Care, Inc. .....................................     2,897         1.2
American Tower Corp., Cl A ...........................     2,655         0.3
ChoicePoint, Inc. ....................................     2,609         6.0
DeVry, Inc. ..........................................     2,505         1.8
Millipore Corp. ......................................     2,493         1.8
University of Phoenix Online .........................     2,487         1.8
Westwood One, Inc. ...................................     2,407         0.2
Dollar Tree Stores, Inc. .............................     2,107         1.7
Polo Ralph Lauren Corp., Cl A ........................     1,830         1.3
Krispy Kreme Doughnuts, Inc. .........................     1,587         2.5
Catalina Marketing Corp. .............................     1,567         1.4
Charles River Laboratories Intl., Inc. ...............     1,554         1.7
Entercom Comm. Corp. .................................     1,541         0.7
                                                                        ----
                                                                        24.1%

                              Small Capitalization
--------------------------------------------------------------------------------
Harte-Hanks, Inc. ....................................    $1,375         1.5%
Extended Stay America, Inc. ..........................     1,343         4.4
OM Group, Inc. .......................................     1,317         3.9
Four Seasons Hotels, Inc. ............................     1,297         1.0
Hotel Reservations Network, Inc., Cl A ...............     1,264         0.0
Expedia, Inc., Cl A ..................................     1,175         0.1
Gabelli Asset Mgmt., Inc., Cl A ......................     1,091         2.2
Ethan Allen Interiors, Inc. ..........................     1,084         3.6
Southern Union Co. ...................................     1,067         5.5
Radio One, Inc. ......................................     1,023         2.1
Entravision Comm. Corp., Cl A ........................       987         0.3
Education Mgmt. Corp. ................................       916         1.7
SmartForce PLC ADR ...................................       911         1.1
Intrawest Corp. ......................................       801         0.9
Mediacom Comm. Corp., Cl A ...........................       790         0.5
Sotheby's Hldgs., Inc., Cl A .........................       735         0.8
Choice Hotels Intl., Inc. ............................       721         2.7
Edison Schools, Inc. .................................       717         0.4
Seacor Smit, Inc. ....................................       717         1.7
Industrie Natuzzi SPA ADR ............................       629         0.8
Sun Intl. Hotels, Ltd. ...............................       592         2.7
Ralcorp Hldgs., Inc. .................................       581         0.4
Getty Images, Inc. ...................................       569         0.4
Cell Genesys, Inc. ...................................       553         0.7
AmSurg Corp. .........................................       552         1.0
Kronos, Inc. .........................................       513         2.3
United Surgical Partners Intl., Inc. .................       498         1.0

BARON FUNDS



BARON GROWTH FUND
-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                        Small Capitalization (Continued)
--------------------------------------------------------------------------------
Libbey, Inc. .........................................        $494          1.7%
Vail Resorts, Inc. ...................................         486          0.8
Spanish Broadcasting System, Inc., Cl A ..............         458          0.6
BlackRock, Inc., Cl A ................................         456          2.9
Chiles Offshore, Inc. ................................         409          1.2
XM Satellite Radio Hldgs., Inc. ......................         369          0.5
Alexander's, Inc. ....................................         305          0.7
Smart and Final, Inc. ................................         299          1.7
California Pizza Kitchen, Inc. .......................         291          1.3
Saga Comm., Inc., Cl A ...............................         286          2.1
Heidrick & Struggles Intl., Inc. .....................         271          0.4
DVI, Inc. ............................................         244          1.2
Sirius Satellite Radio, Inc. .........................         194          0.1
Rigel Pharmaceuticals, Inc. ..........................         188          0.7
Medallion Financial Corp. ............................         150          0.5
drugstore.com, Inc. ..................................          46          0.1
                                                                          ------
                                                                           60.2%

BARON SMALL CAP FUND
-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              Large Capitalization
--------------------------------------------------------------------------------
Apollo Group, Inc. ...................................       $5,073         2.9%


                              Medium Capitalization
--------------------------------------------------------------------------------
ChoicePoint, Inc. .......................................    $2,609         4.6%
Community Health Systems, Inc. ..........................     2,568         3.2
Millipore Corp. .........................................     2,493         1.1
University of Phoenix Online ............................     2,487         0.8
Westwood One, Inc. ......................................     2,407         2.3
Ross Stores, Inc. .......................................     2,356         1.2
Iron Mountain, Inc. .....................................     2,315         4.9
Dollar Tree Stores, Inc. ................................     2,107         2.1
Omnicare, Inc. ..........................................     2,035         1.1
Outback Steakhouse, Inc. ................................     1,949         0.4
Viad Corp. ..............................................     1,708         2.0
Krispy Kreme Doughnuts, Inc. ............................     1,587         0.8
Catalina Marketing Corp. ................................     1,567         1.7
Charles River Laboratories Intl., Inc. ..................     1,554         1.7
Entercom Comm. Corp. ....................................     1,541         0.9
                                                                           ----
                                                                           28.8%


                              Small Capitalization
--------------------------------------------------------------------------------
Ticketmaster ............................................    $1,460         0.4%
Extended Stay America, Inc. .............................     1,343         0.4
Four Seasons Hotels, Inc. ...............................     1,297         1.1
Career Education Corp. ..................................     1,197        10.3
Interactive Data Corp. ..................................     1,197         0.7
Province Healthcare Co. .................................     1,150         2.5
Gabelli Asset Mgmt., Inc., Cl A .........................     1,091         1.9
LNR Property Corp. ......................................     1,017         1.9
Six Flags, Inc. .........................................       979         1.8
Reckson Associates Realty Corp. .........................       966         0.6
Corporate Executive Board Co. ...........................       905         0.9
Commonwealth Telephone Ent., Inc. .......................       848         0.9
Ventas, Inc. ............................................       747         2.3
Radio One, Inc. .........................................       691         3.3
SBA Comm. Corp., Cl A ...................................       634         1.3



BARON SMALL CAP FUND
-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                        Small Capitalization (Continued)
--------------------------------------------------------------------------------
Sun Intl. Hotels, Ltd. ...............................         $592         1.0%
AmSurg Corp. .........................................          552         2.1
United Surgical Partners Intl., Inc. .................          498         3.5
Station Casinos, Inc. ................................          485         0.2
Resources Connection, Inc. ...........................          374         0.9
FTI Consulting, Inc. .................................          362         1.4
California Pizza Kitchen, Inc. .......................          291         2.3
Rural Cellular Corp., Cl A ...........................          288         0.2
OMI Corp. ............................................          285         0.5
Heidrick & Struggles Intl., Inc. .....................          271         0.8
Casella Waste Systems, Inc., Cl A ....................          261         1.4
Kenneth Cole Productions, Inc., Cl A .................          253         1.4
Liberty Livewire Corp. ...............................          253         0.3
AMC Entertainment, Inc. ..............................          246         1.9
DVI, Inc. ............................................          244         0.8
UnitedGlobalCom, Inc., Cl A ..........................          226         0.2
Acclaim Entertainment, Inc. ..........................          172         0.2
Stelmar Shipping, Ltd. ...............................          166         0.3
Penton Media, Inc. ...................................          113         0.2
Equity Marketing, Inc. ...............................           77         1.1
ResortQuest Intl., Inc. ..............................           58         0.4
The Sports Club Co., Inc. ............................           55         0.3
Restoration Hardware, Inc. ...........................           54         0.6
Mikohn Gaming Corp. ..................................           43         0.3
Morton's Restaurant Group, Inc. ......................           37         0.1
                                                                           ----
                                                                           52.7%

BARON iOPPORTUNITY FUND
-------------------------------------------------------------------------------



                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              Large Capitalization
--------------------------------------------------------------------------------
AOL Time Warner, Inc. ................................      $146,653        4.9%
Nokia Corp. ADR, Cl A ................................        73,840        1.7
Dell Computer Corp. ..................................        48,363        2.5
Comcast Corp., Cl A ..................................        33,915        4.4
Liberty Media Group, Cl A ............................        32,892        1.3
Sprint Corp. PCS Group ...............................        24,666        0.9
Charles Schwab Corp. .................................        15,887        2.8
Accenture Ltd., Cl A .................................        12,628        3.2
eBay, Inc. ...........................................        12,502        1.6
VeriSign, Inc. .......................................         8,500        1.7
Gemstar TV Guide Intl., Inc. .........................         8,120        2.7
Flextronics Intl., Ltd. ..............................         7,986        4.2
Intuit, Inc. .........................................         7,562        1.2
USA Networks, Inc. ...................................         6,754        1.2
Electronic Arts, Inc. ................................         6,240        1.5
Check Point Software Tech., Ltd. .....................         5,070        0.6
                                                                          ------
                                                                           36.4%


                              Medium Capitalization
--------------------------------------------------------------------------------
Celestica, Inc. ..........................................    $4,486        3.2%
Metro-Goldwyn-Mayer, Inc. ................................     3,790        0.7
Jabil Circuit, Inc. ......................................     3,427        0.7
Brocade Comm. Systems, Inc. ..............................     3,213        0.3
TMP Worldwide, Inc. ......................................     3,117        3.1
American Tower Corp., Cl A ...............................     2,655        2.1
ChoicePoint, Inc. ........................................     2,609        2.0

BARON FUNDS

BARON iOPPORTUNITY FUND
-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                        Medium Capitalization (Continued)
--------------------------------------------------------------------------------
University of Phoenix Online .........................       $2,487         1.7%
Amazon.com, Inc. .....................................        2,126         0.2
                                                                          ------
                                                                           14.0%


                              Small Capitalization
--------------------------------------------------------------------------------
Ticketmaster ............................................    $1,460         2.1%
Hotel Reservations Network, Inc., Cl A ..................     1,264         4.5
Expedia, Inc., Cl A .....................................     1,175         3.3
Research in Motion Ltd. .................................     1,147         0.5
Insight Comm. Co., Inc. .................................     1,107         1.2
SmartForce PLC ADR ......................................       911         2.8
NTL, Inc. ...............................................       857         0.8
Mediacom Comm. Corp., Cl A ..............................       790         2.5
priceline.com, Inc. .....................................       764         0.8
Sotheby's Hldgs., Inc., Cl A ............................       735         2.2
Travelocity.com, Inc. ...................................       664         0.9
GoTo.Com, Inc. ..........................................       657         3.7
SBA Comm. Corp., Cl A ...................................       634         2.0
CNET Networks, Inc. .....................................       592         0.3
FreeMarkets, Inc. .......................................       402         2.1
DigitalThink, Inc. ......................................       273         0.5
SkillSoft Corp. .........................................       260         2.9
Centra Software, Inc. ...................................       215         0.2
drugstore.com, Inc. .....................................        47         0.2
                                                                           ----
                                                                           33.5%


Table II (Unaudited)

Portfolio Risk Characteristics


                                                   Baron
                          Baron       Baron        Small         Baron
                          Asset       Growth        Cap       iOpportunity
                          Fund         Fund        Fund          Fund
 -------------------------------------------------------------------------
                          % of         % of        % of          % of
                        Portfolio    Portfolio   Portfolio      Portfolio
 -------------------------------------------------------------------------
Leverage (Debt less
  than 40% of Market
  Cap................      14.3%       21.3%        32.9%        9.0%
Foreign Sales
  Dependent (Sales
  greater than 15%)..      20.9        20.7         11.5        33.1
Oil Price
  Sensitivity........      16.3        21.1          1.8         8.7
Volatility (Beta
  greater than 1.2)..      12.0         8.1         10.2        55.3
NASDAQ Securities ...      12.0        21.5         40.7        58.0
Unseasoned
  Securities
 (Publicly owned
  for less than
  3 years)...........       1.2        27.9         24.9        33.9
 (Publicly owned
  for less than
  1 years)...........       0.0         7.8         12.2         4.0
Turnarounds .........       0.0         0.0          0.3         1.5
Development
  Companies..........       0.0         0.8          1.3        11.4


Table III (Unaudited)
-------------------------------------------------------------------------------
Average Annual Returns as of September 30, 2001
-------------------------------------------------------------------------------

BARON ASSET FUND


One year                                                                  -31.2%
-------------------------------------------------------------------------------
Two years                                                                  -8.0%
-------------------------------------------------------------------------------
Three years                                                                 3.0%
-------------------------------------------------------------------------------
Four years                                                                 -2.1%
-------------------------------------------------------------------------------
Five years                                                                  4.2%
-------------------------------------------------------------------------------
Ten years                                                                  12.3%
-------------------------------------------------------------------------------
Since inception June 12, 1987                                              12.9%
-------------------------------------------------------------------------------




BARON GROWTH FUND

One year                                                                   -6.1%
-------------------------------------------------------------------------------
Two years                                                                   5.6%
-------------------------------------------------------------------------------
Three years                                                                16.9%
-------------------------------------------------------------------------------
Four years                                                                  6.9%
-------------------------------------------------------------------------------
Five years                                                                 12.4%
-------------------------------------------------------------------------------
Since inception January 3, 1995                                            19.5%
-------------------------------------------------------------------------------




Baron Small Cap Fund

One year                                                                  -18.8%
-------------------------------------------------------------------------------
Two years                                                                  -1.3%
-------------------------------------------------------------------------------
Three years                                                                14.8%
-------------------------------------------------------------------------------
Since inception October 1, 1997                                             6.8%
-------------------------------------------------------------------------------




BARON iOPPORTUNITY FUND

One year                                                                  -53.1%
-------------------------------------------------------------------------------
Since inception February 29, 2000                                         -43.0%
-------------------------------------------------------------------------------



The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

BARON ASSET FUND
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 2001


      Shares                                                      Value
----------------------------------------------------------------------------
COMMON STOCKS (98.74%)

               BUSINESS SERVICES (15.11%)
   5,100,000   ChoicePoint, Inc.*#                            $  212,364,000
     160,000   Harte-Hanks, Inc.                                   3,462,400
   9,550,000   Robert Half Intl., Inc.*#                         191,095,500
                                                               -------------
                                                                 406,921,900
               CHEMICAL (4.82%)
   2,360,300   OM Group, Inc.#                                   129,816,500

               COMMUNICATIONS (2.95%)
   2,650,000   American Tower Corp., Cl A*                        36,808,500
   3,200,000   Citizens Comm. Co.*                                30,080,000
   4,000,000   NTL, Inc.*                                         12,400,000
                                                               -------------
                                                                  79,288,500
               CONSUMER SERVICES (8.77%)
  19,700,000   Sotheby's Hldgs., Inc., Cl A#                     236,203,000

               EDUCATION (15.39%)
   4,290,000   Apollo Group, Inc., Cl A*                         180,308,700
   4,830,000   DeVry, Inc.*#                                     173,397,000
   2,000,000   Education Mgmt. Corp.*#                            60,720,000
                                                               -------------
                                                                 414,425,700
               ENERGY (0.36%)
     700,000   XTO Energy, Inc.                                    9,765,000

               FINANCIAL (8.05%)
  16,800,000   Charles Schwab Corp.                              193,200,000
   1,378,600   DVI, Inc.*#                                        23,422,414
                                                               -------------
                                                                 216,622,414
               HEALTH SERVICES (4.78%)
     145,000   Charles River Laboratories Intl., Inc.*             5,128,650
     455,000   Healthsouth Corp.*                                  7,398,300
   3,410,000   Manor Care, Inc.*                                  95,821,000
     310,000   Trigon Healthcare, Inc., Cl A*                     20,305,000
                                                               -------------
                                                                 128,652,950
               HOTELS AND LODGING (5.38%)
   7,000,000   Choice Hotels Intl., Inc.*#                       115,500,000
     600,000   Extended Stay America, Inc.*                        8,682,000
     552,800   Four Seasons Hotels, Inc.                          20,713,416
                                                               -------------
                                                                 144,895,416
               MEDIA AND ENTERTAINMENT (5.13%)
   1,000,000   Cox Radio, Inc., Cl A*                             20,170,000
   1,250,000   Hispanic Broadcasting Corp.*                       20,125,000
     620,000   Metro-Goldwyn-Mayer, Inc.*                         10,509,000
     296,400   Radio One, Inc., Cl A*                              3,429,348
     552,900   Radio One, Inc., Cl D*                              6,380,466
   3,664,752   Saga Comm., Inc., Cl A*#                           63,436,857
     200,000   Univision Comm., Inc., Cl A*                        4,590,000
     115,000   Westwood One, Inc.*                                 2,558,750
   1,314,914   XM Satellite Radio Hldgs., Inc., Cl A*@             6,890,149
                                                               -------------
                                                                 138,089,570
               OIL SERVICES (2.09%)
   1,575,000   Seacor Smit, Inc.*#                                56,227,500

               REAL ESTATE AND REITs (0.79%)
     350,900   Alexander's, Inc.*#                                21,369,810

               RECREATION AND RESORTS (7.56%)
     100,000   MGM Mirage*                                         2,248,000
   2,403,500   Sun Intl. Hotels, Ltd.*#                           43,503,350
   6,045,600   Vail Resorts, Inc.*#                               84,033,840
   4,000,000   Vail Resorts, Inc.*#@                              52,820,000
       7,692   Valvino Lamore, LLC@                               20,800,000
                                                               -------------
                                                                 203,405,190



      Shares                                                      Value
----------------------------------------------------------------------------
               RETAIL TRADE AND RESTAURANTS (11.11%)
   3,825,000   Dollar Tree Stores, Inc.*                      $   71,718,750
   2,040,000   Ethan Allen Interiors, Inc.#                       56,100,000
   7,750,000   Polo Ralph Lauren Corp., Cl A*                    145,312,500
   2,560,000   Smart and Final, Inc.*#                            26,060,800
                                                               -------------
                                                                 299,192,050
               UTILITY SERVICES (2.37%)
   3,045,000   Southern Union Co.*#                               63,731,850

               WHOLESALE TRADE (4.08%)
   1,950,000   Industrie Natuzzi SPA ADR                          21,352,500
   2,740,000   Libbey, Inc.#                                      88,365,000
                                                               -------------
                                                                 109,717,500
                                                               -------------
TOTAL COMMON STOCKS
 (Cost $2,246,850,734)                                         2,658,324,850
                                                               -------------
----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.65%)
----------------------------------------------------------------------------
               EDUCATION (0.06%)
      78,948   Apollo International, Inc. S-A CV Pfd.*@            1,500,012

               HEALTH SERVICES (0.33%)
       5,753   Somerford Corp. S-A Conv. Pfd.*@                    9,000,051

               MEDIA AND ENTERTAINMENT (0.26%)
      31,000   XM Satellite Radio Hldgs., Inc. 8.25%
                 Series C Conv. Pfd due 2012@                      6,978,373
                                                               -------------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $44,426,928)                                               17,478,436
                                                               -------------
----------------------------------------------------------------------------
WARRANTS (0.07%)
----------------------------------------------------------------------------
               REAL ESTATE AND REITS
     212,766   Corrections Corporation of America
                 (formerly Prison Realty Trust, Inc.)
                 Warrants Exp 09/29/2005*@ (Cost $0.00)            1,852,483
                                                               -------------
Principal Amount
----------------------------------------------------------------------------
CORPORATE BONDS (0.11%)
----------------------------------------------------------------------------
               HEALTH SERVICES
$  3,000,000   Somerford Corp. 8.50%
                 Sub. Conv. Deb. due 04/23/2006@
                 (Cost $3,000,000)                                 3,000,000
                                                               -------------
TOTAL INVESTMENTS (99.57%)
 (COST $2,294,277,662**)                                       2,680,655,769
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.43%)                                         11,603,257
                                                               -------------
NET ASSETS (EQUIVALENT TO $40.22 PER SHARE
 BASED ON 66,944,958 SHARES OF BENEFICIAL
 INTEREST OUTSTANDING)                                        $2,692,259,026
                                                              ==============

---------------
%   Represents percentage of net assets
@   Restricted securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $2,291,990,999. Aggregate unrealized appreciation and depreciation of investments are $894,346,863 and $505,682,093, respectively.

                       See Notes to Financial Statements.

BARON GROWTH FUND
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 2001


      Shares                                                        Value
-----------------------------------------------------------------------------
COMMON STOCKS (86.76%)
-----------------------------------------------------------------------------
               BUSINESS SERVICES (13.25%)
     260,000   Catalina Marketing Corp.*                        $   7,280,000
     730,000   ChoicePoint, Inc.*                                  30,397,200
     350,000   Harte-Hanks, Inc.                                    7,574,000
     160,000   Heidrick & Struggles Intl., Inc.*                    2,283,200
     288,000   Kronos, Inc.*                                       11,822,400
     425,000   Robert Half Intl., Inc.*                             8,504,250
                                                                 ------------
                                                                   67,861,050
               CHEMICAL (5.62%)
     170,000   Millipore Corp.                                      8,999,800
     360,000   OM Group, Inc.                                      19,800,000
                                                                 ------------
                                                                   28,799,800
               COMMUNICATIONS (0.27%)
     100,000   American Tower Corp., Cl A*                          1,389,000

               CONSUMER SERVICES (0.96%)
      25,000   Expedia, Inc., Cl A*                                   607,250
     360,000   Sotheby's Hldgs., Inc., Cl A                         4,316,400
                                                                 ------------
                                                                    4,923,650
               EDUCATION (9.24%)
     300,000   Apollo Group, Inc., Cl A*                           12,609,000
     250,000   DeVry, Inc.*                                         8,975,000
     145,000   Edison Schools, Inc.*                                2,189,500
     280,000   Education Mgmt. Corp.*                               8,500,800
     350,000   SmartForce PLC ADR*                                  5,726,000
     301,000   University of Phoenix Online*                        9,318,960
                                                                 ------------
                                                                   47,319,260
               FINANCIAL (6.80%)
      93,333   Bingham Financial Services Corp.*@                     124,133
     340,000   BlackRock, Inc., Cl A*                              15,034,800
     364,800   DVI, Inc.*                                           6,197,952
     299,000   Gabelli Asset Mgmt., Inc., Cl A*                    11,015,160
     300,000   Medallion Financial Corp.                            2,475,000
                                                                 ------------
                                                                   34,847,045
               FOOD AND AGRICULTURE (0.38%)
     100,000   Ralcorp Hldgs., Inc.*                                1,946,000

               HEALTH SERVICES (6.33%)
     180,000   AmSurg Corp.                                         4,959,000
     236,800   Cell Genesys, Inc.*                                  3,788,800
     250,000   Charles River Laboratories Intl., Inc.*              8,842,500
     210,000   Manor Care, Inc.*                                    5,901,000
     725,000   Rigel Pharmaceuticals, Inc.*                         3,625,000
     260,000   United Surgical Partners Intl., Inc.*                5,330,000
                                                                 ------------
                                                                   32,446,300
               HOTELS AND LODGING (8.14%)
     825,000   Choice Hotels Intl., Inc.*                          13,612,500
   1,564,500   Extended Stay America, Inc.*                        22,638,315
     140,000   Four Seasons Hotels, Inc.                            5,245,800
      10,000   Hotel Reservations Network, Inc., Cl A*                227,400
                                                                 ------------
                                                                   41,724,015
               MEDIA AND ENTERTAINMENT (7.14%)
     100,000   Entercom Comm. Corp.*                                3,400,000
     200,000   Entravision Comm. Corp., Cl A*                       1,710,000
     200,000   Mediacom Comm. Corp., Cl A*                          2,606,000
     280,400   Radio One, Inc., Cl A*                               3,244,228
     660,000   Radio One, Inc., Cl D*                               7,616,400
     620,200   Saga Comm., Inc., Cl A*                             10,735,662
     150,000   Sirius Satellite Radio, Inc.*                          538,500
     400,000   Spanish Broadcasting System, Inc., Cl A*             2,836,000
      50,000   Westwood One, Inc.*                                  1,112,500
     525,000   XM Satellite Radio Hldgs., Inc., Cl A*               2,751,000
                                                                 ------------
                                                                   36,550,290



      Shares                                                        Value
-----------------------------------------------------------------------------
               OIL SERVICES (2.92%)
     298,800   Chiles Offshore, Inc.*                           $   6,035,760
     250,000   Seacor Smit, Inc.*                                   8,925,000
                                                                 ------------
                                                                   14,960,760
               PRINTING AND PUBLISHING (0.43%)
     200,000   Getty Images, Inc.*                                  2,206,000

               REAL ESTATE AND REITS (0.71%)
      60,000   Alexander's, Inc.*                                   3,654,000

               RECREATION AND RESORTS (4.37%)
     350,000   Intrawest Corp.                                      4,658,500
     750,000   Sun Intl. Hotels, Ltd.*                             13,575,000
     298,600   Vail Resorts, Inc.*                                  4,150,540
                                                                 ------------
                                                                   22,384,040
               RETAIL TRADE AND RESTAURANTS (12.12%)
     425,000   California Pizza Kitchen, Inc.**                     6,732,000
     475,000   Dollar Tree Stores, Inc.*                            8,906,250
     370,000   drugstore.com, Inc.*                                   259,000
     666,200   Ethan Allen Interiors, Inc.                         18,320,500
     425,000   Krispy Kreme Doughnuts, Inc.*                       12,580,000
     350,000   Polo Ralph Lauren Corp., Cl A*                       6,562,500
     854,900   Smart and Final, Inc.*                               8,702,882
                                                                 ------------
                                                                   62,063,132
               UTILITY SERVICES (5.52%)
   1,350,562   Southern Union Co.*                                 28,267,262

               WHOLESALE TRADE (2.56%)
     390,000   Industrie Natuzzi SPA ADR                            4,270,500
     275,000   Libbey, Inc.                                         8,868,750
                                                                 ------------
                                                                   13,139,250
                                                                 ------------
TOTAL COMMON STOCKS
 (Cost $371,937,530)                                              444,480,854
                                                                 ------------
Principal Amount
----------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (12.59%)
----------------------------------------------------------------------------
 $64,500,000   Exxon Corp. 2.95% due 10/01/2001
                 (Cost $64,500,000)                                64,500,000
                                                                 ------------
TOTAL INVESTMENTS (99.35%)
 (COST $436,437,530**)                                            508,980,854
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.65%)                                           3,318,424
                                                                 ------------
NET ASSETS (EQUIVALENT TO $27.18 PER SHARE
 BASED ON 18,847,554 SHARES OF BENEFICIAL
 INTEREST OUTSTANDING)                                           $512,299,278
                                                                 ============

---------------
%   Represents percentage of net assets
@   Restricted security
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $438,247,891. Aggregate unrealized appreciation and depreciation of investments are $120,762,621 and $50,029,658, respectively.


                       See Notes to Financial Statements.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 2001


      Shares                                                        Value
-----------------------------------------------------------------------------
COMMON STOCKS (84.41%)
-----------------------------------------------------------------------------
               BUSINESS SERVICES (15.95%)
     350,000   Catalina Marketing Corp.*                        $   9,800,000
     650,000   ChoicePoint, Inc.*                                  27,066,000
     200,000   Corporate Executive Board Co.*                       5,216,000
     275,000   FTI Consulting, Inc.*                                8,085,000
     325,000   Heidrick & Struggles Intl., Inc.*                    4,637,750
     320,000   Interactive Data Corp.                               4,192,000
     700,000   Iron Mountain, Inc.*                                29,015,000
     300,000   Resources Connection, Inc.*                          5,454,000
                                                                 ------------
                                                                   93,465,750
               CHEMICAL (1.13%)
     125,000   Millipore Corp.                                      6,617,500

               COMMUNICATIONS (2.69%)
     150,000   Commonwealth Telephone Ent., Inc.*                   5,512,500
     251,000   Liberty Livewire Corp.*                              1,689,230
      50,000   Rural Cellular Corp., Cl A*                          1,215,000
     550,000   SBA Comm. Corp., Cl A*                               7,342,500
                                                                 ------------
                                                                   15,759,230
               CONSUMER PRODUCTS (1.08%)
     500,000   Equity Marketing, Inc.*#                             6,350,000

               EDUCATION (13.97%)
     400,000   Apollo Group, Inc., Cl A*                           16,812,000
   1,100,000   Career Education Corp.*#                            60,500,000
     147,000   University of Phoenix Online*                        4,551,120
                                                                 ------------
                                                                   81,863,120
               ENVIRONMENTAL (1.38%)
     725,000   Casella Waste Systems, Inc., Cl A*                   8,069,250

               FINANCIAL (2.69%)
     278,100   DVI, Inc.*                                           4,724,919
     299,000   Gabelli Asset Mgmt., Inc., Cl A*                    11,015,160
                                                                 ------------
                                                                   15,740,079
               HEALTH SERVICES (14.17%)
     454,600   AmSurg Corp.                                        12,524,230
     286,300   Charles River Laboratories Intl., Inc.*             10,126,431
     625,000   Community Health Systems, Inc.*                     18,587,500
     300,000   Omnicare, Inc.                                       6,549,000
     400,000   Province Healthcare Co.*                            14,696,000
   1,000,900   United Surgical Partners Intl., Inc.*               20,518,450
                                                                 ------------
                                                                   83,001,611
               HOTELS AND LODGING (1.94%)
     172,000   Extended Stay America, Inc.*                         2,488,840
     175,000   Four Seasons Hotels, Inc.                            6,557,250
     775,000   ResortQuest Intl., Inc.*                             2,325,000
                                                                 ------------
                                                                   11,371,090
               INDUSTRIAL SERVICES (1.96%)
     600,000   Viad Corp.                                          11,508,000

               MEDIA AND ENTERTAINMENT (9.13%)
     500,000   Acclaim Entertainment, Inc.*                         1,340,000
   1,065,000   AMC Entertainment, Inc.*                            11,182,500
     150,000   Entercom Comm. Corp.*                                5,100,000
   1,690,000   Radio One, Inc., Cl D*                              19,502,600
     200,000   Ticketmaster*                                        2,070,000
     400,000   UnitedGlobalCom, Inc., Cl A*                           928,000
     600,000   Westwood One, Inc.*                                 13,350,000
                                                                 ------------
                                                                   53,473,100
               PRINTING AND PUBLISHING (0.17%)
     275,000   Penton Media, Inc.                                     976,250
               REAL ESTATE AND REITs (4.85%)
     375,000   LNR Property Corp.                                  11,231,250
     150,000   Reckson Associates Realty Corp.                      3,622,500
   1,250,000   Ventas, Inc.                                        13,562,500
                                                                 ------------
                                                                   28,416,250
               RECREATION AND RESORTS (3.58%)
     500,000   Mikohn Gaming Corp.*@                                1,912,500
     850,000   Six Flags, Inc.*                                    10,395,500
     175,000   Station Casinos, Inc.*                               1,470,000
     314,000   Sun Intl. Hotels, Ltd.*                              5,683,400
     500,000   The Sports Club Co., Inc.*                           1,525,000
                                                                 ------------
                                                                   20,986,400



      Shares                                                        Value
-----------------------------------------------------------------------------
               RETAIL TRADE AND RESTAURANTS (8.95%)
     852,800   California Pizza Kitchen, Inc.*                  $  13,508,352
     650,000   Dollar Tree Stores, Inc.*                           12,187,500
     650,000   Kenneth Cole Productions, Inc., Cl A*                8,222,500
     150,000   Krispy Kreme Doughnuts, Inc.*                        4,440,000
      70,100   Morton's Restaurant Group, Inc.*                       612,674
     100,000   Outback Steakhouse, Inc.*                            2,561,000
   1,250,000   Restoration Hardware, Inc.*                          3,575,000
     250,000   Ross Stores, Inc.                                    7,312,500
                                                                 ------------
                                                                   52,419,526
               TRANSPORTATION (0.77%)
     650,000   OMI Corp.*                                           2,749,500
     125,000   Stelmar Shipping, Ltd.*                              1,743,750
                                                                 ------------
                                                                    4,493,250
                                                                 ------------
TOTAL COMMON STOCKS
 (Cost $381,073,487)                                              494,510,406
                                                                 ------------
Principal Amount
-----------------------------------------------------------------------------
CORPORATE BONDS (1.49%)
-----------------------------------------------------------------------------
               COMMUNICATIONS (0.27%)
  $4,000,000   Pinnacle Hldgs., Inc. 0% until 3/03,
                 10% thereafter Sr. Disc. NT due 03/15/2008         1,600,000

              HEALTH SERVICES (0.05%)
   3,250,000   U.S. Diagnostic, Inc. 9.00%
                 Conv. Sub. Deb. due 03/31/2003 *                     300,000

              PRINTING & PUBLISHING (1.17%)
   8,500,000   Getty Images 5.00%
                 Conv. Sub. Deb. due 03/15/07                       6,226,250
   1,000,000   Penton Media, Inc. 10.375%
                 Sr. Sub. NT due 06/15/2011                           600,000
                                                                 ------------
                                                                    6,826,250
                                                                 ------------
TOTAL CORPORATE BONDS
 (Cost $11,522,617)                                                 8,726,250
                                                                 ------------
-----------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (13.94%)
-----------------------------------------------------------------------------
  46,062,306   Exxon Corp. 2.95%
                 due 10/01/2001                                    46,062,306
  35,637,694   American Express Corp. 2.95%
                 due 10/01/2001                                    35,637,694
                                                                 ------------
TOTAL SHORT TERM MONEY MARKET INSTRUMENTS
 (COST $81,700,000)                                                81,700,000
                                                                 ------------
TOTAL INVESTMENTS (99.84%)
 (COST $474,296,104**)                                            584,936,656
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.16%)                                             943,907
                                                                 ------------
NET ASSETS (EQUIVALENT TO $12.69 PER
 SHARE BASED ON 46,173,156 SHARES OF
 BENEFICIAL INTEREST OUTSTANDING)                                $585,880,563
                                                                 ============

---------------
%   Represents percentage of net assets
@   Restricted security
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $477,705,750. Aggregate unrealized appreciation and depreciation of investments are $154,393,036 and $47,162,130, respectively.


                       See Notes to Financial Statements.

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 2001


      Shares                                                        Value
-----------------------------------------------------------------------------
COMMON STOCKS (83.89%)

               BUSINESS SERVICES (12.05%)
     185,000   Accenture Ltd., Cl A*                            $   2,358,750
      35,000   ChoicePoint, Inc.*                                   1,457,400
     145,000   FreeMarkets, Inc.*                                   1,534,100
      80,000   TMP Worldwide, Inc.*                                 2,271,200
      30,000   VeriSign, Inc.*                                      1,257,000
                                                                 ------------
                                                                    8,878,450
               CABLE (5.63%)
      90,000   Comcast Corp., Cl A*                                 3,228,300
      50,000   Insight Comm. Co., Inc.*                               920,000
                                                                 ------------
                                                                    4,148,300
               COMMUNICATIONS (8.33%)
     110,000   American Tower Corp., Cl A*                          1,527,900
      15,000   Brocade Comm. Systems, Inc.*                           210,450
      80,000   Nokia Corp. ADR, Cl A                                1,252,000
     200,000   NTL, Inc.*                                             620,000
      25,000   Research in Motion Ltd.*                               402,000
     110,000   SBA Comm. Corp., Cl A*                               1,468,500
      25,000   Sprint Corp. PCS Group*                                657,250
                                                                 ------------
                                                                    6,138,100
               CONSUMER SERVICES (16.11%)
     110,000   AOL Time Warner, Inc. *                              3,641,000
      50,000   CNET Networks, Inc.*                                   215,000
     100,000   Expedia, Inc., Cl A*                                 2,429,000
     220,000   GoTo.Com, Inc.*                                      2,728,000
     150,000   priceline.com, Inc.*                                   568,500
     135,000   Sotheby's Hldgs., Inc., Cl A                         1,618,650
      50,000   Travelocity.com, Inc.*                                 665,000
                                                                 ------------
                                                                   11,865,150
               EDUCATION (8.14%)
      20,000   Centra Software, Inc.*                                 171,200
      50,000   DigitalThink, Inc.*                                    386,500
     135,000   SkillSoft Corp.*                                     2,157,300
     125,000   SmartForce PLC ADR*                                  2,045,000
      40,000   University of Phoenix Online*                        1,238,400
                                                                 ------------
                                                                    5,998,400
               ENTERPRISE HARDWARE (2.52%)
     100,000   Dell Computer Corp.*                                 1,853,000

               FINANCIAL (2.81%)
     180,000   Charles Schwab Corp.                                 2,070,000

               HOTELS AND LODGING (4.48%)
     145,100   Hotel Reservations Network, Inc., Cl A*              3,299,574

               MANUFACTURING (8.03%)
      85,000   Celestica, Inc.*                                     2,320,500
     185,000   Flextronics Intl., Ltd.*                             3,059,900
      30,000   Jabil Circuit, Inc.*                                   537,000
                                                                 ------------
                                                                    5,917,400
               MEDIA AND ENTERTAINMENT (12.01%)
      25,000   Electronic Arts, Inc.*                               1,141,750
     100,000   Gemstar TV Guide Intl., Inc.*                        1,971,000
      75,000   Liberty Media Group, Cl A*                             952,500
     140,000   Mediacom Comm. Corp., Cl A*                          1,824,200
      30,000   Metro-Goldwyn-Mayer, Inc.*                             508,500
     150,000   Ticketmaster*                                        1,552,500
      50,000   USA Networks, Inc.*                                    899,000
                                                                 ------------
                                                                    8,849,450



      Shares                                                        Value
-----------------------------------------------------------------------------
               RETAIL TRADE AND RESTAURANTS (1.97%)
      25,000   Amazon.com, Inc.*                                $     149,250
     225,000   drugstore.com, Inc.*                                   157,500
      25,000   eBay, Inc.*                                          1,143,750
                                                                 ------------
                                                                    1,450,500
               SOFTWARE (1.81%)
      20,000   Check Point Software Tech., Ltd.*                      440,400
      25,000   Intuit, Inc.*                                          895,000
                                                                 ------------
                                                                    1,335,400
                                                                 ------------
TOTAL COMMON STOCKS
 (Cost $85,668,567)                                                61,803,724
                                                                 ------------
-----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.61%)
-----------------------------------------------------------------------------
               Media and Entertainment
       2,000   XM Satellite Radio Hldgs., Inc. 8.25%
                 Series C Conv. Pfd due 2012 @
                 (Cost $2,188,833)                                    450,072
                                                                 ------------
Principal Amount
-----------------------------------------------------------------------------
CORPORATE BONDS (0.41%)

               Communications
   $ 750,000   Pinnacle Hldgs., Inc. 0% until 3/03,
                 10% thereafter Sr. Disc. NT due
                 03/15/2008 (Cost $455,050)                           300,000
                                                                 ------------
-----------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (13.85%)
-----------------------------------------------------------------------------
  10,200,000   Exxon Corp. 2.95%
                 due 10/01/2001 (Cost $10,200,000)                 10,200,000
                                                                 ------------
TOTAL INVESTMENTS (98.76%)
 (COST $98,512,450**)                                              72,753,796
CASH AND OTHER ASSETS
 LESS LIABILITIES (1.24%)                                             912,717
                                                                 ------------
NET ASSETS (EQUIVALENT TO $4.09 PER
 SHARE BASED ON 18,028,132 SHARES OF
 BENEFICIAL INTEREST OUTSTANDING)                                $ 73,666,513
                                                                 ============

---------------
%   Represents percentage of net assets
@   Restricted security
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $104,384,785. Aggregate unrealized appreciation and depreciation of investments are $2,578,782 and $34,209,771, respectively.




                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 2001



                                                               Baron Asset     Baron Growth    Baron Small Cap   Baron iOpportunity
                                                                  Fund             Fund             Fund                Fund
                                                             --------------    ------------    ---------------   ------------------
ASSETS:
 Investments in securities, at value
   Unaffiliated issuers
    (Cost $783,754,262, $436,437,530, $452,137,650 and
    $98,512,450, respectively)                               $  982,488,348    $508,980,854     $518,086,656        $ 72,753,796
   "Affiliated" issuers (Cost $1,510,523,400, $0,
    $22,158,454 and $0, respectively)                         1,698,167,421               0       66,850,000                   0
 Cash                                                                     0           3,417          231,205               2,889
 Dividends and interest receivable                                  188,672          86,245          448,810              15,507
 Receivable for securities sold                                   8,933,678          18,000        3,107,514           3,601,376
 Receivable for shares sold                                      10,621,486       4,114,437        1,862,009              55,130
 Unamortized organization costs                                           0               0            5,695                   0
 Prepaid expenses                                                    18,606               0                0                   0
                                                             --------------    ------------     ------------        ------------
                                                              2,700,418,211     513,202,953      590,591,889          76,428,698
                                                             --------------    ------------     ------------        ------------
LIABILITIES:
 Payable for securities purchased                                         0               0        2,072,361           2,686,769
 Payable for shares redeemed                                      6,422,969         719,168        2,470,694              57,201
 Due to custodian bank                                              244,285               0                0                   0
 Accrued organization costs                                               0               0            5,695                   0
 Professional fees payable                                          998,410          59,519           48,870                   0
 Accrued expenses and other payables                                493,521         124,988          113,706              18,215
                                                             --------------    ------------     ------------        ------------
                                                                  8,159,185         903,675        4,711,326           2,762,185
                                                             --------------    ------------     ------------        ------------
NET ASSETS                                                   $2,692,259,026    $512,299,278     $585,880,563        $ 73,666,513
                                                             ==============    ============     ============        ============
NET ASSETS CONSIST OF:
 Capital paid-in                                             $2,041,939,205    $409,063,820     $479,390,343        $194,953,837
 Accumulated net realized gain (loss)                           263,941,714      30,692,134       (4,150,332)        (95,528,670)
 Net unrealized appreciation (depreciation) on
  investments                                                   386,378,107      72,543,324      110,640,552         (25,758,654)
                                                             --------------    ------------     ------------        ------------
NET ASSETS                                                   $2,692,259,026    $512,299,278     $585,880,563        $ 73,666,513
                                                             ==============    ============     ============        ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 ($.01 par value; indefinite shares authorized)                  66,944,958      18,847,554       46,173,156          18,028,132
                                                             ==============    ============     ============        ============
NET ASSET VALUE PER SHARE                                    $        40.22    $      27.18     $      12.69        $       4.09
                                                             ==============    ============     ============        ============


                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended September 30, 2001



                                                              Baron Asset       Baron Growth     Baron Small     Baron iOpportunity
                                                                 Fund               Fund           Cap Fund             Fund
                                                           ----------------    -------------    --------------   ------------------
INVESTMENT INCOME:
 INCOME:
   Interest                                                 $     1,902,129     $  2,065,941     $   3,580,670       $    709,133
   Dividends -- unaffiliated issuers (net of foreign tax
    withholding of $0, $16,111, $0, $0, respectively)             4,104,828          868,544         1,213,134            177,333
   Dividends -- "affiliated" issuers (net of foreign
    tax withholding of $82,937, $0, $0, $0,
    respectively)                                                 2,826,472                0                 0                  0
                                                           ----------------    -------------    --------------      -------------
   Total income                                                   8,833,429        2,934,485         4,793,804            886,466
                                                           ----------------    -------------    --------------      -------------
 EXPENSES:
   Investment advisory fees                                      38,431,132        5,152,815         7,180,360          1,182,833
   Distribution fees                                              9,607,790        1,288,205         1,795,092            295,708
   Shareholder servicing agent fees                               1,203,100          245,095           263,395            133,672
   Reports to shareholders                                        1,392,000          178,400           285,600            144,657
   Professional fees                                              1,024,133           62,950            47,480             36,298
   Registration and filing fees                                      79,500           28,420            27,580             20,845
   Custodian fees                                                   116,115           27,090            37,170             14,845
   Trustee fees                                                      72,098            9,603            13,424              2,214
   Amortization of organization costs                                     0                0             5,693                  0
   Miscellaneous                                                    112,190           12,353            18,749              3,358
                                                           ----------------    -------------    --------------      -------------
   Total operating expenses                                      52,038,058        7,004,931         9,674,543          1,834,430
   Interest expense                                                 391,300                0                 0                  0
                                                           ----------------    -------------    --------------      -------------
   Total expenses                                                52,429,358        7,004,931         9,674,543          1,834,430
   Less: Expense reimbursement by investment adviser                      0                0                 0            (60,180)
                                                           ----------------    -------------    --------------      -------------
   Net expenses                                                  52,429,358        7,004,931         9,674,543          1,774,250
                                                           ----------------    -------------    --------------      -------------
   Net investment loss                                          (43,595,929)      (4,070,446)       (4,880,739)          (887,784)
                                                           ----------------    -------------    --------------      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments sold in
   unaffiliated issuers                                         377,588,614       43,033,118       (24,515,624)       (84,390,381)
 Net realized gain (loss) on investments sold in
   "affiliated" issuers                                         (66,201,412)               0        23,499,898                  0
 Change in net unrealized appreciation (depreciation)
   of investments                                            (1,614,644,820)     (78,264,979)     (144,949,679)        (7,011,563)
                                                           ----------------    -------------    --------------      -------------
 Net loss on investments                                     (1,303,257,618)     (35,231,861)     (145,965,405)       (91,401,944)
                                                           ----------------    -------------    --------------      -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS      ($ 1,346,853,547)   ($ 39,302,307)   ($ 150,846,144)     ($ 92,289,728)
                                                           ================    =============    ==============      =============



                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                             Baron Asset Fund                  Baron Growth Fund
                                                      -------------------------------    -----------------------------
                                                         For the           For the          For the         For the
                                                        Year Ended       Year Ended       Year Ended       Year Ended
                                                      September 30,     September 30,    September 30,   September 30,
                                                           2001             2000             2001             2000
                                                      --------------   --------------    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income (loss)                           ($43,595,929)    ($59,042,149)    ($4,070,446)     ($4,368,281)
 Net realized gain (loss) on investments sold            311,387,202      472,473,173      43,033,118       62,856,684
 Net change in unrealized appreciation
  (depreciation) of investments                       (1,614,644,820)     728,335,860     (78,264,979)      32,919,784
                                                      --------------   --------------    ------------     ------------
 Increase (decrease) in net assets resulting from
  operations                                          (1,346,853,547)   1,141,766,884     (39,302,307)      91,408,187
                                                      --------------   --------------    ------------     ------------
DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income                                             0                0               0                0
 Net realized gain on investments                       (351,046,786)               0     (51,178,835)     (29,536,361)
                                                      --------------   --------------    ------------     ------------
                                                        (351,046,786)               0     (51,178,835)     (29,536,361)
                                                      --------------   --------------    ------------     ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from the sale of shares                        571,556,532    1,045,621,423     231,960,050      291,908,779
 Net asset value of shares issued in reinvestment
  of dividends                                           341,354,289                0      50,293,352       28,265,440
 Cost of shares redeemed                              (1,440,201,268)  (3,133,863,389)   (212,920,128)    (288,023,683)
                                                      --------------   --------------    ------------     ------------
 Increase (decrease) in net assets derived from
   capital share transactions                           (527,290,447)  (2,088,241,966)     69,333,274       32,150,536
                                                      --------------   --------------    ------------     ------------
 Capital contribution                                              0          799,873               0                0
 Redemption fees                                                   0                0               0                0
                                                      --------------   --------------    ------------     ------------
 Net increase (decrease) in net assets                (2,225,190,780)    (945,675,209)    (21,147,868)      94,022,362
NET ASSETS:
 Beginning of year                                     4,917,449,806    5,863,125,015     533,447,146      439,424,784
                                                      --------------   --------------    ------------     ------------
 End of year                                          $2,692,259,026   $4,917,449,806    $512,299,278     $533,447,146
                                                      ==============   ==============    ============     ============
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF
  YEAR                                                $            0   $            0    $          0     $          0
                                                      ==============   ==============    ============     ============
SHARES OF BENEFICIAL INTEREST:
 Shares sold                                              11,052,059       18,148,606       7,785,983        9,330,253
 Shares issued in reinvestment
   of dividends                                            6,241,632                0       1,813,635        1,029,706
 Shares redeemed                                         (27,972,217)     (54,213,058)     (7,286,928)      (8,947,021)
                                                      --------------   --------------    ------------     ------------
 NET INCREASE (DECREASE)                                 (10,678,526)     (36,064,452)      2,312,690        1,412,938
                                                      ==============   ==============    ============     ============


                                                          Baron Small Cap Fund                Baron iOpportunity Fund
                                                      -----------------------------    -------------------------------------
                                                                                                           For the Period
                                                         For the         For the          For the         February 29,2000
                                                       Year Ended       Year Ended      Year Ended        (Commencement of
                                                      September 30,   September 30,    September 30,        Operations)
                                                          2001             2000            2001        to September 30, 2000
                                                      -------------   -------------    -------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income (loss)                          ($4,880,739)     ($8,819,015)      ($887,784)            $539,050
 Net realized gain (loss) on investments sold           (1,015,726)      73,341,042     (84,390,381)         (11,138,289)
 Net change in unrealized appreciation
  (depreciation) of investments                       (144,949,679)      88,905,189      (7,011,563)         (18,747,091)
                                                      ------------     ------------    ------------         ------------
 Increase (decrease) in net assets resulting from
  operations                                          (150,846,144)     153,427,216     (92,289,728)         (29,346,330)
                                                      ------------     ------------    ------------         ------------
DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income                                           0                0        (534,161)                   0
 Net realized gain on investments                      (20,069,059)               0               0                    0
                                                      ------------     ------------    ------------         ------------
                                                       (20,069,059)               0        (534,161)                   0
                                                      ------------     ------------    ------------         ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from the sale of shares                      164,245,739      474,426,688      20,079,698          255,732,509
 Net asset value of shares issued in reinvestment
  of dividends                                          19,752,251                0         525,510                    0
 Cost of shares redeemed                              (306,732,103)    (464,007,157)    (42,342,678)         (38,535,735)
                                                      ------------     ------------    ------------         ------------
 Increase (decrease) in net assets derived from
   capital share transactions                         (122,734,113)      10,419,531     (21,737,470)         217,196,774
                                                      ------------     ------------    ------------         ------------
 Capital contribution                                            0                0               0                    0
 Redemption fees                                                 0                0          61,243              316,185
                                                      ------------     ------------    ------------         ------------
 Net increase (decrease) in net assets                (293,649,316)     163,846,747    (114,500,116)         188,166,629
NET ASSETS:
 Beginning of year                                     879,529,879      715,683,132     188,166,629                    0
                                                      ------------     ------------    ------------         ------------
 End of year                                          $585,880,563     $879,529,879     $73,666,513         $188,166,629
                                                      ============     ============    ============         ============
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF
  YEAR                                                $          0     $          0     $         0         $    539,050
                                                      ============     ============    ============         ============
SHARES OF BENEFICIAL INTEREST:
 Shares sold                                            11,345,273       28,848,269       3,261,003           25,760,021
 Shares issued in reinvestment
   of dividends                                          1,385,151                0          72,988                    0
 Shares redeemed                                       (21,364,383)     (27,571,588)     (6,780,089)          (4,285,791)
                                                      ------------     ------------    ------------         ------------
 NET INCREASE (DECREASE)                                (8,633,959)       1,276,681      (3,446,098)          21,474,230
                                                      ============     ============    ============         ============




                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(1)   ORGANIZATION.

Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers four series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, Baron Growth Fund, started in January of 1995, Baron Small Cap Fund, started in October of 1997, and Baron iOpportunity Fund, started in February of 2000.

The investment objectives of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through investments in securities of smaller companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small companies.

Baron iOpportunity Fund seeks capital appreciation through investments that have internet-related growth opportunities.

(2)   SIGNIFICANT ACCOUNTING POLICIES.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

(a) SECURITY VALUATION. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued based on the last sale price or, where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSE ALLOCATION. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Common expenses of the Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets. Direct expenses are charged to each Fund on a specific identification basis.

(c) FEDERAL INCOME TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) RESTRICTED SECURITIES. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(e) ORGANIZATION COSTS. Costs incurred in connection with the organization and initial registration of Baron Small Cap Fund have been deferred and are being amortized on a straight-line basis over a five-year period. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), agreed to make advances for organization expenses incurred and will be reimbursed as the costs are amortized.

(f) DISTRIBUTIONS. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. For the year ended September 30, 2001, the following amounts were reclassified for federal income tax purposes:


                                                                  Undistributed          Undistributed
        Fund                                                  Net Investment Income   Realized Gain/Loss    Capital-Paid-in
        ----                                                  ---------------------   ------------------    ---------------
        Baron Asset Fund                                           $43,595,929           ($43,802,597)         $  206,668
        Baron Growth Fund                                          $ 4,070,446           ($10,613,026)         $6,542,580
        Baron Small Cap Fund                                       $ 4,880,739            $   132,314         ($5,013,053)
        Baron iOpportunity Fund                                    $   882,895            $         0         ($  882,895)


(g) SHORT-TERM TRADING FEE. Baron iOpportunity Fund imposes a 1% short-term trading fee on redemptions and exchanges of shares held for less than 180 days. The fee is retained by Baron iOpportunity for the benefit of the remaining shareholders to offset the

BARON FUNDS
--------------------------------------------------------------------------------

administrative costs associated with processing redemptions and exchanges, offset the portfolio transaction costs and facilitate portfolio management. The fee is accounted for as an addition to paid in capital.

(h) USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(3)   PURCHASES AND SALES OF SECURITIES.

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2001 were as follows:


                   Fund                                                Purchases          Sales
                   ----                                                ---------          -----
                   Baron Asset Fund                                   $165,206,619   $1,063,230,706
                   Baron Growth Fund                                  $165,589,596   $  202,869,619
                   Baron Small Cap Fund                               $368,583,247   $  555,615,495
                   Baron iOpportunity Fund                            $130,454,485   $  141,358,502


-------------------------------------------------------------------------------
(4)   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.


(a) INVESTMENT ADVISORY FEES. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG, serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value. For Baron iOpportunity Fund, the Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.50% of average net assets.

(b) DISTRIBUTION FEES. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets. Brokerage transactions for the Funds may be effected by or through BCI. During the year ended September 30, 2001, BCI earned gross brokerage commissions as follows:


                   Fund                                                                 Commissions
                   ----                                                                 -----------
                   Baron Asset Fund                                                      $1,777,685
                   Baron Growth Fund                                                     $  322,640
                   Baron Small Cap Fund                                                  $  829,989
                   Baron iOpportunity Fund                                               $  373,271


(c) TRUSTEE FEES. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.

-------------------------------------------------------------------------------
(5)   POST OCTOBER LOSSES AND CAPITAL LOSS CARRYFORWARD.

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. These deferrals can be used to offset future capital gains at September 30, 2002. Baron Small Cap Fund and Baron iOpportunity Fund also had capital loss carryforwards at September 30, 2001, which can be used to offset future capital gains.


                                                                          Post         Capital Loss
                                                                        10/31/01        Carryovers
                   Fund                                               Loss Deferral   Expiring 2009
                   ----                                               -------------   -------------
                   Baron Small Cap Fund                                $   740,685               0
                   Baron iOpportunity Fund                             $65,492,871     $23,974,628

-------------------------------------------------------------------------------
(6)   LINE OF CREDIT.

Baron Asset Fund, Baron Growth Fund, and Baron Small Cap Fund have entered into a line of credit agreement with the custodian bank to be used for temporary purposes, primarily for financing redemptions. The agreement provides that Baron Asset Fund may borrow up to 5% of the value of its net assets. Baron Growth Fund and Baron Small Cap Fund may borrow up to 15% of each Fund's respective net assets. The aggregate outstanding principal amount of all loans to any of the Funds may not exceed $50,000,000. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the Federal Funds Rate plus a margin of 0.875% to 2.00% depending on the duration of the loan. A commitment fee of 0.125% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds. During the year ended September 30, 2001, Baron Asset Fund had an average daily balance on the line of credit of $5,129,863 at a weighted average interest rate of 7.63%. At September 30, 2001, there were no loans outstanding under the line of credit.

BARON FUNDS
--------------------------------------------------------------------------------

(7)   Restricted Securities.

A summary of the restricted securities held at September 30, 2001 follows:


BARON ASSET FUND

                                                      Acquisition
Name of Issuer                                           Date           Value
--------------                                           ----           -----
COMMON STOCK
 Vail Resorts, Inc. Cl A                               05/14/98     $ 52,820,000
 Valvino Lamore, LLC                                   04/17/01       20,800,000
 XM Satellite Radio Hldgs., Inc., Cl A                 01/15/99        6,890,149
CONVERTIBLE PREFERRED STOCK
 Apollo International, Inc.                            07/21/99        1,500,012
 Somerford Corp. S-A Conv. Pfd.                        12/03/98        9,000,051
 XM Satellite Radio Hldgs., Inc. 8.25% Series C
  Conv. Pfd due 2012                                   07/07/00        6,978,373
CORPORATE BONDS
 Somerford Corp. 8.50% Sub. Conv. Deb Due 04/23/
  2006                                                 04/23/01        3,000,000
WARRANTS
 Corrections Corporation of America (formerly
  Prison Realty Trust, Inc.)
   Warrants Exp 09/2005                                09/29/00        1,852,483
                                                                    ------------

 TOTAL RESTRICTED SECURITIES: (COST $201,726,920)
  (3.82% of Net Assets)                                             $102,841,068
                                                                    ============
BARON GROWTH FUND
                                                      Acquisition
Name of Issuer                                           Date           Value
  --------------                                         ----           -----
COMMON STOCK
 Bingham Financial Services Corp.                      04/27/99     $    124,133
                                                                    ============
 (Cost $1,399,995) (0.02% of Net Assets)

BARON SMALL CAP FUND
                                                      Acquisition
Name of Issuer                                           Date           Value
  --------------                                         ----           -----
COMMON STOCK
 Mikohn Gaming Corp.                                   08/10/01     $  1,912,500
                                                                    ============
 (Cost $2,750,000) (0.33% of Net Assets)

BARON iOPPORTUNITY FUND
                                                      Acquisition
Name of Issuer                                           Date           Value
  --------------                                         ----           -----
CONVERTIBLE PREFERRED STOCK
 XM Satellite Radio Hldgs., Inc. 8.25% Series C
  Conv. Pfd due 2012                                   07/07/00     $    450,072
                                                                    ============
 (Cost $2,188,833) (0.61% of Net Assets)

-------------------------------------------------------------------------------
(8)   CAPITAL CONTRIBUTION.

On July 11, 2000, the adviser reimbursed Baron Asset Fund $799,873 for the realized loss relating to the 10/07/98 purchase of 650,000 shares of AMF Bowling, Inc. Baron Asset Fund recorded a capital contribution for $799,873. The Adviser did not receive any shares of Baron Asset Fund in exchange for this contribution. For tax purposes, this capital contribution reduced the realized loss on the sale of the 650,000 shares of AMF Bowling, Inc. for the fiscal year ended September 30, 2000.

-------------------------------------------------------------------------------
(9)   PROFESSIONAL FEES.

Baron Asset Fund, Baron Growth Fund and Baron iOpportunity Fund have entered into an agreement with an investment banking firm to advise them with respect to their investments in Sotheby's Holdings, Inc. For the year ended September 30, 2001, professional fees accrued were as follows: Baron Asset Fund, $1,015,486; Baron Growth Fund, $18,240; Baron iOpportunity, $6,298.

BARON FUNDS
--------------------------------------------------------------------------------

(10)  INVESTMENT IN "AFFILIATES"*

BARON ASSET FUND

                                                                                                                         Dividend
                                    Balance of          Gross       Gross Sales      Balance of                           Income
                                  Shares Held on      Purchases         and        Shares Held on        Value        Oct. 1, 2000-
        Name of Issuer             Sep. 30, 2000    and Additions    Reductions     Sep. 30, 2001    Sep. 30, 2001    Sep. 30, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Alexander's, Inc.                      350,900                                          350,900      $   21,369,810
Choice Hotels Intl., Inc.           13,205,300                       6,205,300        7,000,000         115,500,000
ChoicePoint, Inc. +                  3,276,400        1,861,100         37,500        5,100,000         212,364,000
CoreComm, Ltd.                       3,304,000                       3,304,000                0
CoreComm, Ltd. Warrants Exp
  05/26/2002                            75,000                          75,000                0
DeVry, Inc.                          5,075,600                         245,600        4,830,000         173,397,000
DVI, Inc.                            1,378,600                                        1,378,600          23,422,414
Education Management Corp.           2,825,000                         825,000        2,000,000          60,720,000
Ethan Allen Interiors, Inc.          2,245,000                         205,000        2,040,000          56,100,000     $  353,600
Industrie Natuzzi SPA ADR            3,075,000                       1,125,000        1,950,000                  **        469,972
Libbey, Inc.                         2,745,000                           5,000        2,740,000          88,365,000        822,750
Manor Care, Inc.                     6,993,000                       3,583,000        3,410,000                  **
Motient Corp.                        3,486,100                       3,486,100                0
OM Group, Inc.                       2,360,300                                        2,360,300         129,816,500      1,180,150
Robert Half Intl., Inc.             11,955,200                       2,405,200        9,550,000         191,095,500
Saga Comm., Inc., Cl A               3,664,752                                        3,664,752          63,436,857
Seacor Smit, Inc.                    1,552,200           22,800                       1,575,000          56,227,500
Smart and Final, Inc.                2,560,000                                        2,560,000          26,060,800
Sotheby's Hldgs., Inc. Cl A         20,003,400                         303,400       19,700,000         236,203,000
Southern Union Co. @                 2,866,900          178,100                       3,045,000          63,731,850
Sun Intl. Hotels, Ltd.               2,082,706          320,794                       2,403,500          43,503,350
Vail Resorts, Inc. Cl A             10,045,600                                       10,045,600         136,853,840
                                                                                                     --------------     ----------
                                                                                                     $1,698,167,421     $2,826,472
                                                                                                     ==============     ==========

* "Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Asset Fund held 5% or more of the outstanding voting securities as of September 30, 2001.
**  As of September 30, 2001, no longer an affiliate.
+   Received 1,712,500 shares from 3:2 stock split.
@   Received 145,000 shares from 5% stock dividend


BARON SMALL CAP FUND


                                                                                                                         Dividend
                                     Balance of          Gross       Gross Sales      Balance of                          Income
                                   Shares Held on      Purchases         and        Shares Held on        Value       Oct. 1, 2000-
         Name of Issuer             Sep. 30, 2000    and Additions    Reductions     Sep. 30, 2001    Sep. 30, 2001   Sep. 30, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Career Education Corp.                1,700,000         243,000        843,000         1,100,000       $60,500,000
Equity Marketing, Inc.                  375,000         225,000        100,000           500,000         6,350,000
Mortons Restaurant Group, Inc.          325,000                        254,900            70,100                **
                                                                                                       -----------          --
                                                                                                       $66,850,000          $0
                                                                                                       ===========          ==


* "Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Small Cap Fund held 5% or more of the outstanding voting securities as of September 30, 2001.
**  As of September 30, 2001, no longer an affiliate.

BARON FUNDS
--------------------------------------------------------------------------------

(11)  FINANCIAL HIGHLIGHTS

BARON ASSET FUND

Selected data for a share of beneficial interest outstanding throughout each year:


                                                                   Year Ended September 30,
                            2001        2000       1999        1998       1997        1996      1995      1994      1993      1992
                          --------    --------   --------    --------   --------    --------   ------    ------    -------   ------
NET ASSET VALUE,
 BEGINNING OF YEAR        $  63.35    $  51.57   $  39.96    $  47.43   $  35.50    $  29.30   $22.82    $21.91    $ 16.20  $14.80
                          --------    --------   --------    --------   --------    --------   ------    ------    -------  ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income
 (loss)                      (0.65)      (0.76)     (0.30)       0.05      (0.14)      (0.06)   (0.09)    (0.14)     (0.13)  (0.08)
Net realized and
 unrealized gains
 (losses)
 on investments             (17.87)      12.53      11.94       (7.52)     12.11        6.29     7.23      1.82       6.00    1.52
                          --------    --------   --------    --------   --------    --------   ------    ------    -------  ------
   TOTAL FROM
 INVESTMENT OPERATIONS      (18.52)      11.77      11.64       (7.47)     11.97        6.23     7.14      1.68       5.87    1.44
                          --------    --------   --------    --------   --------    --------   ------    ------    -------  ------
LESS DISTRIBUTIONS
Dividends from net
 investment income            0.00        0.00      (0.04)       0.00       0.00        0.00     0.00      0.00       0.00   (0.04)
Distributions from net
 realized gains              (4.61)       0.00       0.00        0.00      (0.04)      (0.03)   (0.66)    (0.77)     (0.16)   0.00
                          --------    --------   --------    --------   --------    --------   ------    ------    -------  ------
 TOTAL DISTRIBUTIONS         (4.61)       0.00      (0.04)       0.00      (0.04)      (0.03)   (0.66)    (0.77)     (0.16)  (0.04)
                          --------    --------   --------    --------   --------    --------   ------    ------    -------  ------
Capital contribution          0.00        0.01       0.01        0.00       0.00        0.00     0.00      0.00       0.00    0.00
                          --------    --------   --------    --------   --------    --------   ------    ------    -------  ------
NET ASSET VALUE, END
 OF YEAR                  $  40.22    $  63.35   $  51.57    $  39.96   $  47.43    $  35.50   $29.30    $22.82    $ 21.91  $16.20
                          ========    ========   ========    ========   ========    ========   ======    ======    =======  ======
 TOTAL RETURN                (31.2%)      22.8%#     29.2%*     (15.7%)     33.8%       21.3%    32.3%      8.0%      36.5%   9.7%
                          --------    --------   --------    --------   --------    --------   ------    ------    -------  ------
RATIOS/SUPPLEMENTAL
 DATA
Net assets (in
 millions), end of
 year                     $2,692.3    $4,917.4   $5,863.1    $4,410.5   $3,224.5    $1,166.1   $290.0    $ 80.3    $  59.9  $ 43.8
Ratio of total
 expenses to average
 net assets                   1.37%       1.36%      1.31%       1.32%      1.35%       1.40%    1.44%     1.59%      1.85%   1.68%
Less: Ratio of
 interest expense to
 average net assets          (0.01%)     (0.03%)     0.00%       0.00%      0.00%       0.00%    0.00%     0.00%      0.00%   0.00%
                          --------    --------   --------    --------   --------    --------   ------    ------    -------   ------
Ratio of operating
 expenses to average
 net assets                   1.36%       1.33%      1.31%       1.32%      1.35%       1.40%    1.44%     1.59%      1.85%   1.68%
                          ========    ========   ========    ========   ========    ========   ======    ======    =======  ======
Ratio of net
 investment income
 (loss) to
 average net assets          (1.14%)     (1.09%)    (0.57%)      0.11%     (0.52%)     (0.29%)  (0.55%)   (0.71%)    (0.69%) (0.53%)
Portfolio turnover
 rate                         4.33%       2.51%     15.64%      23.43%     13.23%      19.34%   35.15%    55.87%    107.94%  95.45%


# Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.02%.
* Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.03%.

BARON FUNDS
--------------------------------------------------------------------------------

(11)  FINANCIAL HIGHLIGHTS (CONTINUED)

BARON GROWTH FUND

Selected data for a share of beneficial interest outstanding throughout each year:


                                                                                       Year Ended September 30,
                                                                     2001     2000      1999     1998      1997      1996     1995*
                                                                    ------   ------    ------   ------    ------    ------   ------
NET ASSET VALUE, BEGINNING OF YEAR                                  $32.26   $29.06    $20.32   $24.89    $18.40    $14.77   $10.00
                                                                    ------   ------    ------   ------    ------    ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                         (0.22)   (0.26)    (0.04)    0.06      0.06      0.11     0.04
Net realized and unrealized gains (losses)
 on investments                                                      (1.67)    5.34      8.82    (4.56)     6.68      3.66     4.73
                                                                    ------   ------    ------   ------    ------    ------   ------
   TOTAL FROM INVESTMENT OPERATIONS                                  (1.89)    5.08      8.78    (4.50)     6.74      3.77     4.77
                                                                    ------   ------    ------   ------    ------    ------   ------
LESS DISTRIBUTIONS
Dividends from net investment income                                  0.00     0.00     (0.04)   (0.02)    (0.09)    (0.04)    0.00
Distributions from net realized gains                                (3.19)   (1.88)     0.00    (0.05)    (0.16)    (0.10)    0.00
                                                                    ------   ------    ------   ------    ------    ------   ------
 TOTAL DISTRIBUTIONS                                                 (3.19)   (1.88)    (0.04)   (0.07)    (0.25)    (0.14)    0.00
                                                                    ------   ------    ------   ------    ------    ------   ------
NET ASSET VALUE, END OF YEAR                                        $27.18   $32.26    $29.06   $20.32    $24.89    $18.40   $14.77
                                                                    ======   ======    ======   ======    ======    ======   ======
 TOTAL RETURN                                                         (6.1%)   18.6%     43.2%   (18.1%)    37.1%     25.8%    47.7%
                                                                    ------   ------    ------   ------    ------    ------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year                               $512.3   $533.4    $439.4   $315.6    $390.8    $207.2   $ 28.6
Ratio of total expenses to average net assets                         1.36%    1.36%     1.40%    1.43%     1.40%     1.54%    1.99%
Less: Ratio of interest expense to average net assets                 0.00%    0.00%    (0.03%)  (0.06%)    0.00%     0.00%    0.00%
                                                                    ------   ------    ------   ------    ------    ------   ------
Ratio of operating expenses to average net assets                     1.36%    1.36%     1.37%    1.37%     1.40%     1.54%    1.99%
                                                                    ======   ======    ======   ======    ======    ======   ======
Ratio of net investment income (loss) to
 average net assets                                                  (0.79%)  (0.78%)   (0.20%)   0.21%     0.37%     1.20%    1.13%
Portfolio turnover rate                                              34.94%   39.00%    53.36%   40.38%    25.17%    40.27%   40.56%


* For the period January 3, 1995 (Commencement of Operations) to September 30, 1995.
**  Annualized.
The Fund's custodian's offset of custody fees amounted to less than $0.01 per share in 1996 and 1995.
The expense offset amounts are included in expense data above.

BARON SMALL CAP FUND

Selected data for a share of beneficial interest outstanding throughout each year:

                                                                                             Year ended September 30,
                                                                                         2001      2000     1999      1998
                                                                                        ------    ------   ------    ------
NET ASSET VALUE, BEGINNING OF YEAR                                                      $16.05    $13.37   $ 8.61    $10.00
                                                                                        ------    ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                                                      (0.11)    (0.16)   (0.10)    (0.02)
Net realized and unrealized gains (losses) on investments                                (2.87)     2.84     4.86     (1.37)
                                                                                        ------    ------   ------    ------
   TOTAL FROM INVESTMENT OPERATIONS                                                      (2.98)     2.68     4.76     (1.39)
                                                                                        ------    ------   ------    ------
LESS DISTRIBUTIONS
Dividends from net investment income                                                      0.00      0.00     0.00      0.00
Distributions from net realized gains                                                    (0.38)     0.00     0.00      0.00
                                                                                        ------    ------   ------    ------
   TOTAL DISTRIBUTIONS                                                                   (0.38)     0.00     0.00      0.00
                                                                                        ------    ------   ------    ------
NET ASSET VALUE, END OF YEAR                                                            $12.69    $16.05   $13.37    $ 8.61
                                                                                        ======    ======   ======    ======
   TOTAL RETURN                                                                          (18.8%)    20.0%    55.3%    (13.9%)
                                                                                        ------    ------   ------    ------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year                                                   $585.9    $879.5   $715.7    $403.7
Ratio of expenses to average net assets                                                   1.35%     1.33%    1.34%     1.39%
Ratio of net investment loss to average net assets                                       (0.68%)   (0.90%)  (0.99%)   (0.20%)
Portfolio turnover rate                                                                  55.77%    53.18%   42.69%    59.68%

BARON FUNDS
--------------------------------------------------------------------------------

(11)  FINANCIAL HIGHLIGHTS (CONTINUED)

BARON iOPPORTUNITY FUND

Selected data for a share of beneficial interest outstanding throughout each year:
--------------------------------------------------------------------------------

                                                           For the period
                                  For the year            February 29, 2000
                                     ended          (Commencement of Operations)
                               September 30, 2001        September 30, 2000
                               ------------------        ------------------
NET ASSET VALUE, BEGINNING
  OF YEAR                           $  8.76                    $10.00
                                    -------                    ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss)                              (0.05)                     0.03
Net realized and
  unrealized loss on
  investments                         (4.59)                    (1.28)
                                    -------                    ------
   TOTAL FROM INVESTMENT
     OPERATIONS                       (4.64)                    (1.25)
                                    -------                    ------
LESS DISTRIBUTIONS
Dividends from net
  investment income                   (0.03)                     0.00
Distributions from net
  realized gains                       0.00                      0.00
                                    -------                    ------
   TOTAL DISTRIBUTIONS                (0.03)                     0.00
                                    -------                    ------
Redemption fees added to
  paid in capital                      0.00*                     0.01
                                    -------                    ------
NET ASSET VALUE, END OF
  YEAR                              $  4.09                    $ 8.76
                                    =======                    ======
   TOTAL RETURN @                     (53.1%)                   (12.4%)
                                    -------                    ------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions),
  end of year                       $  73.7                    $188.2
Ratio of total expenses to
  average net assets                   1.55%                     1.53%**
Less: Expense
  reimbursement by
  investment adviser                  (0.05%)                   (0.03%)**
                                    -------                    ------
Ratio of net expenses to
  average net assets                   1.50%                     1.50%**
                                    =======                    ======
Ratio of net investment
  income (loss) to average
  net assets                          (0.75%)                    0.46%**
Portfolio turnover rate              123.30%                    31.47%

*   Less than $.01 per share.
**  Annualized.
@ The total returns would have been lower had certain expenses not been reduced during the periods shown.

BARON FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------




TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES OF
BARON ASSET FUND


   In our opinion, the accompanying statements of assets and liabilities and statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baron Asset Fund (comprising, respectively, Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund (collectively the "Funds") at September 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the years and in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



                                                  PricewaterhouseCoopers LLP

New York, New York
November 26, 2001

BARON ASSET FUND
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
              IN BARON ASSET FUND IN RELATION TO THE RUSSELL 2000*

                                  [LINE GRAPH]

                    Baron Asset Fund              Russell 2000
                    ----------------              ------------
                           10000                      10000
1987                       11950                      10530
1988                       13234                       9400
1989                       18521                      11421
1990                       12838                       8322
1991                       17760                      12077
1992                       19484                      13155
1993                       26595                      17521
1994                       28728                      17980
1995                       38003                      22187
1996                       46098                      25101
1997                       61656                      33432
1998                       51946                      27074
1999                       67092                      32237
2000                       82418                      39778
2001                       56740                      31342

Information Presented by Fiscal Year as of September 30

Past performance is not predictive of future performance
*The Russell 2000 is an unmanaged index of small and mid-sized companies


Baron Asset Fund's performance in the fiscal year ended September 30, 2001 was disappointing on an absolute basis while outperforming its small to mid-cap peers in a very weak market. The Fund lost 31.2%, as compared to a loss of 21.2% and 26.7% for the Russell 2000 and S&P 500 respectively. According to Morningstar, the small cap growth category lost 36.9% and the mid-cap growth category 47.2% in the year ended September 30, 2001.

BARON ASSET FUND INVESTS IN SMALL AND MEDIUM SIZED GROWTH COMPANIES FOR THE LONG-TERM. In the fiscal year ended September 30, the stock prices of growth companies fell sharply. Baron Asset Fund invests in growth businesses while utilizing value oriented purchase and sell disciplines. The Fund seeks to invest in companies that its adviser believes have significant long-term growth prospects at what we believe are reasonable prices. As the economy fell into recession over the last year, the market became very short-term oriented, focusing on rising unemployment, falling consumer confidence and the deteriorating outlook for revenue growth and profits. The tragedy of September 11 negatively impacted an already fragile economic environment. While many businesses still have exciting long-term prospects, the stock prices of businesses, both good and bad fell sharply. Our strategy has not changed. The Fund believes it is invested in businesses that have the potential to double in size within four years, and double again in the following four years, and that these companies are selling in the market today at very attractive levels. It is our belief that when the economy recovers, investors will focus their attention on those businesses that will likely experience rapid profit growth and we believe the stock prices of those companies will rise sharply.

The Fund's performance was not uniform across the year. Baron Asset Fund's performance was weak in the first half of the fiscal year, strong in the third quarter and then weak again in the fourth quarter. The Fund significantly outperformed its growth peers during the down quarters and lagged its peers in the strong June quarter.

The performance of Baron Asset Fund was not uniform across sectors. The Fund realized significant gains in Education, Health Care Services and Hotels & Lodging up until September 11. The Fund suffered large losses in Financial Services, Communication Services and Consumer Services. The Fund's positions in the Media & Entertainment sector and Recreation & Resorts sector suffered significant losses in the September quarter.

In fiscal year 2002, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The companies will continue to be identified through our independent research efforts. Companies in which we invest will have the potential to increase in price at least 50% over the next two years. The Fund will remain diversified not only by industry and investment theme, but also by external factors we have identified that could affect company performance. This approach to investing in companies, not trading of stocks, we believe will allow the Fund to produce above average rates of return while keeping an attractive risk profile relative to other small to mid cap mutual funds. The attractive valuation levels of growth companies in general and the current prices of some of our longer-term core positions, especially in the Financial Services, Recreation and Consumer areas, leave us looking forward to a successful 2002.

BARON GROWTH FUND
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
             IN BARON GROWTH FUND IN RELATION TO THE RUSSELL 2000*

                                  [LINE GRAPH]

               Baron Growth Fund              Russell 2000
               -----------------              ------------
                        10000                      10000
1995                    14770                      12573
1996                    18575                      14224
1997                    25469                      18945
1998                    20855                      15341
1999                    29868                      18267
2000                    35431                      22541
2001                    33286                      17760

Information Presented by Fiscal Year as of September 30

Past performance is not predictive of future performance
*The Russell 2000 is an unmanaged index of small and mid-sized companies

Baron Growth Fund's performance in the fiscal year ended September 30, 2001 was weak in absolute terms but strong relative to most market averages and the Fund's peer group. In the fiscal year ending September 30, the Fund lost 6.1% and substantially outperformed the Russell 2000, an index of small cap stocks, which lost 21.2% and the S&P 500 which lost 26.7%. According to Morningstar, Baron Growth Fund outperformed the small cap growth category by over 30 percentage points. The category average fell 36.9% in the year ended September 30.

BARON GROWTH FUND INVESTS IN SMALL SIZED GROWTH COMPANIES. The stock prices of growth stocks fell sharply in fiscal 2001 as market prices continued to adjust to the excesses of prior years and the economy weakened, eventually falling into recession in the latter part of the year. Baron Growth Fund is a long term investor in businesses and utilizes an investment approach that allows it to look beyond a current slowdown in business and develop conviction, through its own independent research of companies, in the potential profitability of a business, and therefore its potential value in the future. We believe this approach to investing is especially opportunistic in the current environment in which investors have become very short term oriented, focusing on the poor economic environment and deterioration in consumer confidence of recent months, while having a difficult time looking forward to more prosperous times which are surely ahead. The bear market of 2001 has created many opportunities, in our opinion, to purchase great businesses at very attractive prices.

Small cap stocks as measured by the Russell 200 outperformed large cap stocks, as measured by the S&P 500, over the last two years. We believe small cap stocks remain very attractively priced relative to larger cap companies. A low interest rate environment and the eventual economic recovery should especially benefit small cap companies. Baron Growth Fund, a small cap fund, has historically significantly outperformed the small cap averages. We believe the Fund is well positioned to take advantage of the opportunities that now exist in the small cap universe.

The Fund's performance was not uniform across the year. Most market averages experienced significant volatility in fiscal 2001. This was even more the case among small cap growth investors. Baron Growth Fund's absolute performance was weak in the first half of the fiscal year, very strong in the June quarter, and weak again in the September quarter. The Fund's relative performance was very strong throughout the year.

The performance of Baron Growth Fund was not uniform across sectors. The Fund performed very well with its investments in Education and Health Care Services. The Fund experienced significant losses with its investments in the Communication industry and Media & Entertainment sector. In the September quarter the Fund suffered losses in its Recreation & Resorts investments as a direct result of the September 11 tragedy. It is our belief that the sharp decline in the stock prices of travel related investments was overdone and in many cases has provided an unusually opportunity for investors.

In fiscal 2002, the Fund will continue to be invested in small companies that have the potential to appreciate in value at least 50% during the next two years. The Fund is invested in businesses that we believe will grow rapidly as the economy recovers over the next year. Based on current valuation levels these investments have the potential to experience significant price appreciation as visibility increases towards higher profits in the years ahead.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
             IN BARON SMALL CAP FUND IN RELATION TO THE RUSSELL 2000*

                                  [LINE GRAPH]


               Baron Small Cap Fund              Russell 2000
               --------------------              ------------
                     10000                            10000
1998                  8610                             8098
1999                 13370                             9642
2000                 16050                            11898
2001                 13027                             9375

Information Presented by Fiscal Year as of September 30

Past performance is not predictive of future performance
*The Russell 2000 is an unmanaged index of small and mid-sized companies

Baron Small Cap Fund's performance in the fiscal year ended September 30, 2001 was weak on an absolute basis but strong relative to most market averages and its small cap growth peers. The Fund lost 18.8% as compared to the Russell 2000, an index of small cap stocks, which lost 21.2%. According to Morningstar the small cap growth category fell 36.9% in the year ended September 30, 2001.

BARON SMALL CAP FUND INVESTS IN SMALL CAP GROWTH COMPANIES. The stock prices of growth stocks fell sharply in fiscal 2001 as market prices continued to adjust to the excesses of prior years and the economy weakened, eventually falling into recession in the latter part of the year. The bear market of 2001 has created many opportunities, in our opinion, to purchase great businesses at very attractive prices.

Small cap stocks as measured by the Russell 200 outperformed large cap stocks, as measured by the S&P 500, over the last two years. We believe small cap stocks remain very attractively priced relative to larger cap companies. A low interest rate environment and the eventual economic recovery should especially benefit small cap companies. Baron Small Cap Fund has historically significantly outperformed the small cap averages. We believe the Fund is well positioned to take advantage of the opportunities that now exist in the small cap universe (of course, past performance is no guarantee of future returns).

The Fund's performance was not uniform across the year. Most market averages experienced significant volatility in fiscal 2001. This was even more the case among small cap growth investors. Baron Small Cap Fund's absolute performance was weak in the first half of the fiscal year, very strong in the June quarter, and weak again in the September quarter. The Fund's relative performance was especially strong in the first half of the fiscal year.

The performance of Baron Small Cap Fund was not uniform across sectors. The Fund performed very well with its investments in Education and Health Care Services. The Fund experienced significant losses with its investments in the Communication industry, Printing & Publishing, Retail Stores & Restaurants. In the September quarter the Fund suffered losses in its Recreation & Resorts and Hotel investments as a direct result of the September 11.

In fiscal year 2002, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The Fund will continue to invest in smaller "Growth Companies" that have what we believe are significant long-term growth prospects that can be purchased at attractive prices because their prospects have not yet been appreciated by investors; "Fallen Angels" that have strong long-term franchises but have disappointed investors with short-term results, creating a buying opportunity; and "Special Situations", including spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase strong businesses at attractive prices. The attractive valuation levels of companies within the small cap universe leave us looking forward to a successful 2002.

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------


             COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                    IN BARON iOPPORTUNITY FUND IN RELATION TO
             THE MORGAN STANLEY INTERNET INDEX & NASDAQ COMPOSITE*

                                  [LINE GRAPH]


                  Baron              Morgan Stanley              NASDAQ
            iOpportunity Fund        Internet Index             Composite
            -----------------        --------------             ---------
                   10000                 10000                     10000
  3/00              9860                  9362                      9736
  6/00              8900                  6567                      8444
  9/00              8760                  5798                      7820
 12/00              6102                  2539                      5259
  3/01              4797                  1494                      3918
  6/01              6614                  1730                      4598
  9/01              4105                   769                      3191

Information Presented by Fiscal Year as of September 30

Past performance is not predictive of future performance
*The NASDAQ Composite and the Morgan Stanley Internet Index are unmanaged indexes. The NASDAQ Composite tracks the performance of market-value weighted common stocks listed on NASDAQ; the Morgan Stanley Internet Index of actively traded, high market cap Internet stocks drawn from nine Internet subsectors.


Baron iOpportunity Fund's performance was very weak on an absolute basis in the fiscal year ending September 30, 2001. The Fund outperformed its peer group during this period. The Fund lost 53.1% as compared to the Morgan Stanley Internet index which lost 86.7% and the Nasdaq Composite which lost 59.2%.

Internet related stocks experienced sharp declines in the year ended September 30, 2001, a continuation of the bear market that sector has been going through since the Spring of 2000. Baron iOpportunity Fund, like the other Baron Funds, utilizes value purchase disciplines while investing in growth companies that have significant information technology opportunities. We believe the Fund is potentially a more conservative internet fund because of this investment approach. While the Fund has lost money since its inception it has significantly outperformed the internet indices and most of its peers. We believe the sharp decline in prices within this universe of stocks has created unusual opportunities to purchase great businesses at very attractive valuations.

The Fund's performance was not uniform across the year. Most market averages experienced significant volatility in fiscal 2001 and the volatility in this aggressive growth sector was unusually high. Baron iOpportunity Fund's absolute performance was very weak in the first half of the fiscal year, exceptionally strong in the June quarter, and equally weak in the September quarter. The Fund's relative performance was strong throughout the year. The Fund outperformed its peers both during the down quarters as well as during the strong June quarter.

The Fund invests across industries in companies benefiting from the Internet and the rapidly changing information technology environment. The Fund experienced losses across the board in most of the industries in which it had invested. The Cable and Consumer oriented investments experienced the smallest losses.

In fiscal 2002, the Fund will continue to invest in both new emerging Internet-related businesses, as well as established companies that have significant and scalable Internet-related growth opportunities. We believe that the rapidly changing information technology environment will allow our independent research to identify investment opportunities that are attractively priced relative to their future prospects. We further believe that many Internet businesses are at a very early stage of development and that most Internet opportunities have yet to be discerned. The Fund is invested in Internet-related businesses with significant growth opportunities that have the potential to appreciate in value at least 100% during the next two years. We believe the Fund's portfolio is well positioned to take advantage of the very attractive valuations that we perceive now exist in this universe.

BARON FUNDS
--------------------------------------------------------------------------------


TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

    We are required by the Internal Revenue Code to advise you within 60 days of the Funds' fiscal year end as to the federal tax status of distributions paid by the Funds during such fiscal year.

   On November 16, 2000, the following distributions were declared and paid to shareholders of record on November 15, 2000 from net realized long term capital gains.

                                            Long Term
             Fund                         Capital Gain    Per Share
             ----                         ------------    ---------
             Baron Asset Fund             $420,212,751     $4.614
             Baron Growth Fund            $ 63,778,510     $3.190
             Baron Small Cap Fund         $ 20,665,406     $0.379


   For the fiscal year ended September 30, 2001, 13.02% of the dividends distributed by Baron Growth Fund on November 15, 2001 qualify for the dividends received deduction.

   The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2001. The information necessary to complete your income tax return for the calendar year ended December 31, 2001 is listed on form 1099-DIV which will be mailed to you in January 2002.

REGISTERED
[LOGO]
BARON
FUNDS


767 Fifth Avenue
NY, NY 10153



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